   [COVER OF UNDISCOVERED MANAGERS FUNDS ANNUAL REPORT DATED AUGUST 31, 1999]
                                    Annual Report
                                    August 31, 1999
-
                                    -------------------------------------------
-
                                    Undiscovered Managers Funds
                                    -------------------------------------------
-
-
                                    Undiscovered Managers
                                    Behavioral Growth Fund
-
                                    Undiscovered Managers
                                    Behavioral Value Fund
-
                                    Undiscovered Managers
                                    Behavioral Long/Short Fund
-
                                    Undiscovered Managers
                                    REIT Fund
-
                                    Undiscovered Managers
                                    Special Small Cap Fund
-
                                    Undiscovered Managers
                                    Small Cap Value Fund
-
                                    Undiscovered Managers
                                    Hidden Value Fund
-
                                    Undiscovered Managers
                                    All Cap Value Fund
-
                                    Undiscovered Managers
                                    Core Equity Fund
-
                                    UM International Small Cap Equity Fund
-
                                    UM International Equity Fund

--------------------------------------------------------------------------------

                              Investment Adviser
                          Undiscovered Managers, LLC
                      700 North Pearl Street, Suite 1700
                             Dallas, Texas 75201

                                 Distributor
                        First Data Distributors, Inc.
                             4400 Computer Drive
                       Westborough, Massachusetts 01581

                                Legal Counsel
                                 Ropes & Gray
                           One International Place
                         Boston, Massachusetts 02110

                                Transfer Agent
                   First Data Investor Services Group, Inc.
                             4400 Computer Drive
                       Westborough, Massachusetts 01581

                             Independent Auditors
                            Deloitte & Touche LLP
                          116-300 Village Boulevard
                         Princeton, New Jersey 08540

                                  Custodians
                             The Bank of New York
                                48 Wall Street
                           New York, New York 10286

                           Custodial Trust Company
                             101 Carnegie Center
                         Princeton, New Jersey 08540

          The report and the financial statements contained herein are submitted for the general information of the share-holders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompa-nied by the current prospectus.

--------------------------------------------------------------------------------

[LOGO OF UNDISCOVERED MANAGERS/TM/]


To Our Shareholders:

It has been a very successful year for Undiscovered Managers Funds. We sur-passed $200 million in mutual fund sales after 21 months in operation. We have also had growing recognition of the Undiscovered Managers family of funds, be-ing featured in such publications as The Wall Street Journal, U.S. News and World Report and Barron's.

Our success is due in large part to the performance of our Funds. Our seven original funds are establishing sound track records and five of the seven have outperformed their benchmarks since inception for the period ending August 31, 1999. Undiscovered Managers Behavioral Growth Fund has generated strong re-turns, outperforming its benchmark, the Russell 2500 Growth Index, by 55.53% for this period. The Behavioral Growth Fund also outperformed most broad mar-ket indices including the S&P 500 Index for the same period.

We have been equally pleased with the performance of our four new funds. The International Equity Fund has performed exceptionally well, posting a 13.04% return year to date through August 31, 1999, compared to a 8.16% return for its benchmark, the MSCI EAFE Index. With the addition of two new Behavioral Finance-based funds, many of our clients have been helped by our Behavioral Finance Research Library. Available on our website, www.undiscoveredmanagers.com, it contains research from leading scholars in the field of Behavioral Finance.

Please take time to look over the latest annual report. It provides informa-tion on the financial and operational activities of the Funds during the past year and includes a listing of the securities owned in each of the Funds' portfolios as of August 31, 1999. In addition, you will find commentaries on the Funds by each of their respective sub-advisors, as well as an opinion from the Funds' auditors, Deloitte & Touche LLP.

Our accomplishments this year can be attributed to our great partnerships with our sub-advisors and especially our shareholders. Thank you for your continued confidence in Undiscovered Managers Funds.

Sincerely,

/s/ Mark P. Hurley

Mark P. Hurley
President and Chief Executive Officer
Undiscovered Managers, LLC

Past performance is no guarantee of future results. All indices above are un-managed indices. An individual cannot invest in an index. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled corporations with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index includes 500 widely traded common stocks and is commonly used to measure U.S. stock market performance. The MSCI EAFE Index is comprised of over 1000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                            Behavioral Growth Fund

[GRAPH]
                       Behavioral Growth
Date                  Institutional Class             Russell 2500 Growth Index
----                  -------------------             ------------------------
-
12/97                       $10,000                            $10,000
2/98                         11,240                             11,063
5/98                         11,384                             10,834
8/98                          9,488                              7,806
11/98                        11,984                              9,708
2/99                         12,808                             10,062
5/99                         14,120                             11,489
8/99                         17,104                             11,789
Past performance is not predictive of future performance.

             Average Annual Total Return For Period Ended 8/31/99

                                                             C Class
                                                            (with 2.00%       Russell
                                                              maximum          2500
                 Institutional   Investor                      sales          Growth
                     Class        Class        C Class      loads)(/4/)        Index
                 -------------   --------      -------      -----------    ------------------------------
One Year             80.27%       79.83%         --             --         51.03%        --           --
Since Inception      37.87%(/1/)  40.34%(/2/)   9.52%(/3/)     7.34%(/3/)   9.03%(/1/) 12.87%(/2/) (0.03)%(/3/)

------------------------
(/1/) Based on Institutional Class inception of 12/31/97.
(/2/) Based on Investor Class inception of 7/31/98.
(/3/) Based on C Class inception of 6/21/99.
(/4/) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                            Behavioral Growth Fund

Portfolio Commentary

Undiscovered Managers Behavioral Growth Fund has performed very well since its inception. During 1998 (1/1/98-12/31/98), the Fund was up more than 33%, and during the fiscal year that ended August 31, 1999, the Fund was up more than 80% (nearly 30% greater than its benchmark, the Russell 2500 Growth). The Fund achieved its performance without the benefit of a large helping of Internet stocks, which its philosophy generally prohibits it from owning since most don't have positive earnings.

The Fund exploits behavioral biases, which cause investors to underreact to new positive information on a particular company and as a result underprice its securities. Forecasts with regard to the economy and the market are not applicable to the investment philosophy and process of the Fund.

Purchases

AVX Corporation - This producer of passive electronic components recently had an earnings surprise in its fiscal year second quarter. The company is per-forming better than analysts' expectations due to strengthening Asian econo-mies and the stabilization of prices.

Cummins Engine Company, Inc. - This recent purchase surprised analysts with its strength in margins. Cummins has revamped its product line and is commit-ted to reducing costs throughout the company.

hi/fn Inc - Another new purchase in the last quarter, this company sells compression/encryption devices and software for use in networking equipment and storage systems. The company is seeing stronger than expected results due to the demand for virtual private networks or VPNs.

Sales

CNET Inc. - This stock was sold after the company indicated that it would spend $100 million on advertising, making the company unprofitable. This re-duced analysts' estimates and made anchoring a very difficult task.

Galileo International Inc. - This stock was sold when the company reported earnings that were in-line with Wall Street estimates.

Mandalay Resort Group - This stock was sold after one quarter when there was no surprise in the last earnings report.

Micro Warehouse Inc. - This stock was sold when management announced lower earnings to Wall Street.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                             Behavioral Value Fund

[GRAPH]
                       Behavioral Value
Date                  Institutional Class             Russell 2000 Value Index
----                  -------------------             ------------------------
-
12/28/98                    $10,000                           $10,000
2/28/99                       9,776                             9,408
5/31/99                      11,968                            10,495
8/31/99                      12,088                            10,229
Past performance is not predictive of future performance.

             Average Annual Total Return for Period Ended 8/31/99

                                                      Russell
                                 Institutional Class   2000
                 Institutional       (with 1.00%       Value
                     Class       redemption fee)(/2/)  Index
                 -------------   -------------------- -------
One Year               --                 --            --
Since Inception      20.88%(/1/)        19.67%(/1/)    2.50%(/1/)

------------------------
(/1/) Based on Institutional Class inception of 12/28/98.
(/2/) Includes 1.00% redemption fee for shares sold in less than one year.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                             Behavioral Value Fund

Portfolio Commentary

The fiscal year ended on a difficult note for most stock portfolios, with in-dices declining across both value and growth styles as well as large and small market caps. This environment was particularly difficult for small cap value strategies, with the Russell 2000 Value Index down -2.54% for the fiscal quar-ter that ended August 31. For the stocks comprising this index, only those in communication services, energy, and technology sectors had positive returns for the quarter.

The Behavioral Value Fund was up 1.00% for the quarter, outperforming the Rus-sell 2000 Value Index by 3.54%. Relative to the index, the Behavioral Value Fund benefited from an underweighting in financials, and was hurt by an overweighting in consumer cyclicals. These differences in industry weights are not driven by macro views about the prospects of one sector versus another. Rather, they are a reflection of where we happen to find stocks that best meet our value criteria.

The fiscal quarter performance of the Behavioral Value Fund was helped by a number of positions in stocks that have become takeover candidates. Current takeover candidates in the portfolio include Standard Products, Asarco, Corpo-rate Express, HCIA, and Foamex. Each of the stocks is subject to being ac-quired at a significant premium to the market price before the acquisition was announced. Additionally, the managements of a few other stocks in the portfo-lio are pursuing "strategic alternatives" for their respective companies. These events illustrate that sometimes other investors realize the value in our stocks before the market does, and take advantage of this by acquiring these companies.

The Fund exploits behavioral biases, which cause investors to overreact to old, negative information and underreact to new, positive information on a particular company and as a result underprice its securities. Forecasts with regard to the economy and the market are not applicable to the investment phi-losophy and process of the Fund.

Purchases

Seagate Technology Inc. - We recently bought the stock of this company, which is the largest manufacturer of disk drives. The stock price had been driven down on concerns over margin erosion and a vertically integrated strategy that was expensive to implement.

Republic Bancorp Inc. - We recently bought this Michigan-based bank. The com-pany has a substantial presence in the mortgage origination market and has just completed a merger with D&N Financial to add to its traditional banking product offerings. Higher interest rates and arbitrage activity connected with the merger led to a decline in share price making the bank attractively val-ued, and, in addition, management has been purchasing shares for their own ac-counts. The merger increases the attractiveness of the bank as an acquisition target for larger financial companies.

Standard Products Company - This company manufactures plastic and rubber parts for automotive original equipment manufacturers. The stock was cheap after having declined sharply last year as economic conditions in Brazil slowed and pricing pressures in Europe increased. The company responded to the stock de-cline with aggressive cost cutting measures and a repurchase program.

Sales

Rex Stores Corporation - We recently sold this retailer of appliances. The stock had more than doubled in the four months following the company's an-nouncement that it would begin selling over the Internet. Insiders also began to sell the stock as its valuation moved sharply higher. We sold the stock, taking advantage of higher than normal liquidity that was generated by a news article about the company.

Great Lakes Chemical Corporation - This sale was made after the company ceased repurchasing stock for several quarters and as the company's valuation drifted upward over the period that we owned the stock.

Mosaix Inc. - This stock was sold after it was announced that it would be ac-quired by Lucent.

TRG Holding Corporation - This stock was tendered in an acquisition by Fairfax Holdings.

Fingerhut Companies, Inc. - This stock was tendered in an acquisition by Fed-erated Stores.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                          Behavioral Long/Short Fund

                                    [GRAPH]
                     Behavioral Long/Short             U.S. Treasury Bill
Date                  Institutional Class                 90-Day Index
----                  -------------------              ------------------
12/28/98                    $10,000                           $10,000
2/28/99                       9,080                            10,072
5/31/99                       9,480                            10,186
8/31/99                      10,160                            10,305
Past performance is not predictive of future performance.

             Average Annual Total Return for Period Ended 8/31/99

                                                        U.S.
                                 Institutional Class  Treasury
                 Institutional       (with 1.00%      Bill 90-
                     Class       redemption fee)(/2/) Day Index
                 -------------   -------------------- ---------
One Year              --                  --             --
Since Inception      1.60%(/1/)          0.58%(/1/)     3.10%(/1/)

------------------------
(/1/) Based on Institutional Class inception of 12/28/98.
(/2/) Includes 1.00% redemption fee for shares sold in less than one year.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The U.S. Treasury Bill 90-Day Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                          Behavioral Long/Short Fund

Portfolio Commentary:

The Behavioral Long/Short Fund is designed to help insulate investors in down markets. It was successful during the fiscal quarter that ended August 31, re-turning 7.17% compared to 1.14% for its benchmark, the 90-day T-Bill, and neg-ative returns for most of the major indices.

The Fund exploits behavioral biases, which cause investors to underreact to new positive information on a particular company or overreact to old, negative information and as a result misprice its securities. Forecasts with regard to the economy and the market are not applicable to the investment philosophy and process of the Fund.

Purchases

Seagate Technology Inc. - We recently bought the stock of this company which is the largest manufacturer of disk drives. The stock price had been driven down on concerns over margin erosion and a vertically integrated strategy that was expensive to implement. The company has been repurchasing stock opportunistically.

Hibernia Corporation - We recently bought this New Orleans-based bank. It has had asset quality problems this year as a result of a spike in nonperforming loans driven by bankruptcy filings in their syndicated lending portfolio lead-ing to a sharp drop in its share price. In spite of this, management has been accumulating shares and there is renewed pressure on management to fix the bank's performance problems or sell to a larger player.

ESS Technologies Inc. - This stock was purchased after a large earnings sur-prise in its fiscal year first quarter. The company is benefiting from im-proved yields, better product mix and market share gains from competitors.

Labor Ready Inc. - With a 1500% earnings surprise in the company's fiscal year first quarter we purchased the stock of this provider of temporary workers. The company has lowered its operating expenses and increased its branch open-ing growth rate faster than analysts had expected.

Cirrus Logic Inc. - This stock was purchased following a long period of poor operating results for the semiconductor business generally and the divestiture of two plants and multiple product lines by Cirrus in particular, as the com-pany refocused on three core businesses. Stock purchases by Management and Di-rectors began in the fall of 1998 and continued through the end of the year.

Lincoln Electric Holdings Inc. - This manufacturer of welding equipment was selling cheaply on concerns about Asia and Latin America. The company re-sponded by cutting costs, selling off a non-core electric motor business, and repurchasing stock.

Sales

Mosaix Inc. - This stock was sold after it was announced that it would be ac-quired by Lucent.

Ann Taylor Stores Corporation - This stock was sold after reported earnings were in-line with analysts estimates.

Centex Corporation - This homebuilder was sold even after a large surprise be-cause it has been surprising for over three years now with no price reaction in the last year.

Rex Stores Corporation - We recently sold this retailer of appliances. The stock had more than doubled in the four months following the company's an-nouncement that it would begin selling over the Internet. Insiders also began to sell the stock as its valuation moved sharply higher. We sold the stock, taking advantage of higher than normal liquidity that was generated by a news article about the company.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                                   REIT Fund

[GRAPH]
                           REIT Fund
Date                  Institutional Class             Morgan Stanley REIT Index
----                  -------------------             ------------------------
-
1/98                        $10,000                            $10,000
2/98                          9,704                              9,796
5/98                          9,680                              9,589
8/98                          8,512                              8,071
11/98                         8,840                              8,575
2/99                          8,474                              8,034
5/99                          9,565                              8,948
8/99                          9,180                              8,423
Past performance is not predictive of future performance.
The performance of the Fund's other classes would have been lower than the Fund's Institutional Class performance shown since the Investor Class and the C Class have higher expenses than the Institutional Class and the C Class is subject to sales charges.

           Average Annual Total Return For The Period Ended 8/31/99

                                                                      C Class
                                                                    (with 2.00%
                    Institutional    Investor                         maximum      Morgan Stanley
                        Class         Class        C Class       sales loads)(/4/)   REIT Index
                    -------------    --------      -------       -----------------  ------------------------------
   One Year              7.84 %         --            --                 --          4.36 %        --          --
   Since Inception      (4.99)%(/1/)  10.37%(/2/)   (0.18)%(/3/)       (2.17)%(/3/) (10.33)%(/1/) 8.15%(/2/) (0.54)%(/3/)

------------------------
(/1/) Based on Institutional Class inception of 1/1/98.
(/2/) Based on Investor Class inception of 3/24/99.
(/3/) Based on C Class inception of 8/3/99.
(/4/) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                                   REIT Fund

Portfolio Commentary

During the past fiscal year (including the fiscal quarter ended August 31, 1999), the US economy has remained quite strong. This has enabled a rising supply of real estate to become readily absorbed in most markets. Occupancy rates remain high--and steady--for most sectors, and real estate owners have been able to obtain healthy rental increases as expiring leases are renewed. Real estate markets remain in equilibrium, which is helping to enable the REITs in our portfolio to generate good internal cash flow growth. More re-cently, interest rates have been rising. While this could reduce profit mar-gins modestly, it is unlikely to have a material effect upon REITs, as they have generally fixed the cost of most of their debt, directly or through in-terest rate caps. Also, higher interest rates make it much more difficult and expensive for competitors to finance new competing projects; this could reduce new supply and thus boost growth rates over the next 18 to 24 months.

REIT stocks have, disappointingly, backed off from their impressive rally of April and May, though there is no "fundamental" reason for this. Real estate markets are maintaining a healthy supply/demand balance, and the REITs them-selves continue to generate solid cash flow growth, in line with, and often exceeding, expectations. The REIT Fund was able to outperform its benchmark by 183 basis points during the most recent fiscal quarter by maintaining substan-tial positions in several high-quality apartment REITs which did relatively well during that time period, and by maintaining minimal exposure to hotel REITs.

Purchases

Essex Property Trust, Inc. - This apartment REIT is exclusively focused on West Coast markets (its portfolio properties are located in the San Francisco Bay Area, Southern California and the Pacific Northwest). Rental rates and cash flow growth in these higher barrier-to-entry markets should be strong for the foreseeable future. Further, management has substantial expertise in ac-quiring and rehabilitating older properties in excellent locations.

Nationwide Health Properties, Inc. - The Fund acquired a 2% position in this healthcare REIT specializing in the ownership of nursing homes, assisted liv-ing facilities and related properties. While investors are justifiably con-cerned regarding the impact of the new Prospective Payment System under Medi-care upon nursing home operators, we believe that they have overreacted--and that the long-term problems that will arise for owners such as NHP should be minimal. The stock sells at just seven times estimated free cash flow for this year, and yields 11.7% on a well-covered dividend.

Sales

Host Marriott Corporation - While it's been known for some time that there has been an oversupply of rooms in the limited service sector, we've seen evidence that this malaise has been creeping into the upscale and even luxury segments of the market, and thus decided to substantially pare back our holdings in this volatile sector.

LaSalle Hotel Properties - This position was sold for the same reason as Host Marriott.

Starwood Hotels & Resorts Worldwide, Inc. - This position was sold for the same reason as Host Marriott.

Crescent Real Estate Equities Company - It is now our opinion that it will take substantially longer than we had expected for the company to resolve some of its outstanding issues.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                            Special Small Cap Fund
[CHART]
                       Special Small Cap
Date                Fund Institutional Class              Russell 2000 Index
----                ------------------------              ------------------
12/97                       $10,000                            $10,000
2/98                         10,408                             10,827
5/98                         10,784                             10,726
8/98                          8,320                              7,960
11/98                         9,520                              9,401
2/99                          8,960                              9,296
5/99                          9,952                              9,562
8/99                         10,264                              9,783
Past performance is not predictive of future performance.

             Average Annual Total Return For Period Ended 8/31/99

                 Institutional  Russell
                     Class     2000 Index
                 ------------- ----------
One Year              23.37%       28.36%
Since Inception   1.57%(/1/)   1.30%(/1/)

------------------------
(/1/) Based on Institutional Class inception of 12/30/97.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

                             Special Small Cap Fund

Portfolio Commentary

The Special Small Cap Fund finished the fiscal year with a strong quarter, re-turning 3.1% versus -2.1% for the Russell 2000 Index. Our gain was in spite of a continued difficult environment for our small-capitalization value universe.

We have not yet seen many indications that stock market interest is broadening beyond the narrow group of large-capitalization companies and Internet new is-sues that have dominated for the past year. The Special Small Cap Fund gained 23.4% for the fiscal year ended August 31, 1999, a respectable performance against the technology-driven Russell 2000 Index gain of 28.4%. For the year, the Russell 2000 Value Index performed 29 percentage points worse than the Rus-sell 2000 Growth Index, the largest gap we can recall. We believe our portfolio of undervalued buybacks and spin-offs remains well positioned to gain when small-capitalization value stocks recover from their historically unprecedented relative valuation levels.

One factor that makes our voluntary restructuring strategy work is that manage-ments of the companies in which we invest are motivated to increase shareholder value. If the stock market is unwilling to recognize this value, these manage-ments will frequently look to outside acquirers. Four companies in our portfo-lio either announced or closed their sale/merger in the past three months -- Illinova, Lawter International, Host Marriott Services and Stimsonite.

Purchases

Horace Mann Educators - This company specializes in selling annuities and property/casualty insurance to teachers. Recent results have been depressed by abnormal catastrophe losses, but management has been aggressively repurchasing shares. The company CEO is approaching retirement age with no obvious successor in place. As the insurance industry consolidates, we feel there is a strong possibility HMN will wind up as part of a larger company.

United Stationers - We bought this company in part because it has repurchased a substantial amount of its outstanding shares in 1999.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                             Small Cap Value Fund

[GRAPH]
                        Small Cap Value
Date                Fund Institutional Class              Russell 2000 Index
----                ------------------------              ------------------
12/97                       $10,000                            $10,000
2/98                         10,736                             10,827
5/98                         11,672                             10,726
8/98                          8,720                              7,960
11/98                         9,952                              9,401
2/99                          9,676                              9,296
5/99                         10,786                              9,562
8/99                         10,890                              9,783
Past performance is not predictive of future performance.

             Average Annual Total Return For Period Ending 8/31/99

                                                                     C Class
                                                                   (with 2.00%       Russell
                    Institutional   Investor                         maximum          2000
                        Class        Class        C Class       sales loads)(/4/)     Index
                    -------------   --------      -------       -----------------  ----------------------------
   One Year             24.89%       24.51%          --                 --         28.36%       --          --
   Since Inception       5.24%(/1/)   0.91%(/2/)   (2.53)%(/3/)       (4.47)%(/3/)  1.30%(/1/) 1.04%(/2/) (3.57)%(/3/)

------------------------
(/1/) Based on Institutional Class inception of 12/30/97.
(/2/) Based on Investor Class inception of 7/31/98.
(/3/) Based on C Class inception of 6/21/99.
(/4/) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

                              Small Cap Value Fund

Portfolio Commentary

The past fiscal quarter that ended August 31 was difficult for most stockhold-ers--particularly value investors who lost almost twice as much in the quarter as their growth stock counterparts. Though fiscal year returns were generally positive for value investors, they still lagged considerably behind growth in-vestors. The Russell 2000 Growth Index, for example, returned 43.31% for the fiscal year, while the Russell 2000 Value Index returned 14.08%. Growth indices have been supported primarily by the stunning performance of internet-related issues. Investors should be buoyed, however, by the fact that small-cap value-oriented companies during the last quarter have been aggressively buying their own shares at twice the historical rate. Flows into small cap equity funds have turned positive lately after two years of net withdrawals.

Performance for the Small Cap Value Fund was boosted by the rise in oil prices as the Fund's energy holdings such as Vintage Petroleum rose 20% on average this past quarter. The Fund was also helped by a handful of takeovers, including US Trust in the banking sector and Marshall Industries in the tech-nology sector.

Purchases

Airborne Freight Corporation - We saw Airborne Freight as undervalued, selling far below its competitors in the parcel delivery industry. It has demonstrated strong earnings growth over time and we expect that strength to continue.

Hon Industries Inc. - This company makes above average quality office equipment and furniture. Selling at 12 times forecasted earnings, we expect Hon to con-tinue gaining market share in the commercial office industry.

Sales

Paxar Corporation - This company was sold due to a deterioration in its funda-mentals, such as sales and earnings. Paxar is a maker of labels, primarily for the textile industry.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                               Hidden Value Fund

[CHART OF FIRST DATA INVESTORS]

                          Hidden Value                         Russell
Date                Fund Institutional Class              Midcap Value Index
----                ------------------------              ------------------
12/97                       $10,000                            $10,000
2/98                         10,696                             10,685
5/98                         10,680                             10,912
8/98                          7,808                              8,930
11/98                         9,136                             10,417
2/99                          9,092                             10,253
5/99                         10,688                             11,432
8/99                         10,159                             10,883
Past performance is not predictive of future performance.
The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.

             Average Annual Total Return for Period Ended 8/31/99

                                              Russell
                                              Midcap
                 Institutional   Investor      Value                  Russell
                     Class        Class        Index                Midcap Index
                 -------------   --------      ----------------       -------------------
One Year             30.11%       29.90%       21.87%       --         29.73%        --
Since Inception       0.95%(/1/)   4.46%(/2/)   4.29%(/1/) 3.01%(/2/)   9.29%(/1/)  8.11%(/2/)

------------------------
(/1/) Based on Institutional Class inception of 12/31/97.
(/2/) Based on Investor Class inception of 7/31/98.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell Midcap Value and Russell Midcap Indices are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the Russell Midcap Index to the Russell Midcap Value Index because it better represents the Fund's investment holdings.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each Index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an Index.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

                               Hidden Value Fund

Portfolio Commentary

The past fiscal quarter that ended August 31 was difficult for most stockhold-ers -- particularly value investors who lost almost twice as much in the quar-ter as their growth stock counterparts. Though fiscal year returns were gener-ally positive for value investors, they still lagged considerably behind growth investors. The Russell Midcap Growth Index, for example, returned 48.84% for the fiscal year, while the Russell Midcap Value Index returned 21.87%. Growth indices have been supported primarily by the stunning performance of Internet-related issues. Midcap value companies have stepped up the purchases of their own shares, albeit not as aggressively as small cap companies, which is indica-tive of depressed valuations.

Undiscovered Managers Hidden Value Fund had a very good year, outperforming its benchmark, the Russell Midcap Value Index, by over 8%. The Fund was hurt by poor performance in financial services stocks due to inflationary fears and the rise in interest rates. Additionally, cyclical stocks which performed strongly the third fiscal quarter, gave back some of their hard-fought gains in the last fiscal quarter and negatively affected performance.

Purchases

Suiza Foods Corporation - This company produces dairy products and beverages and distributes frozen foods. The company has a strong record of making accretive acquisitions in a very fragmented industry and continues to post strong earnings.

B.F. Goodrich Company - We believe this company should benefit from strong de-mand in its two major businesses -- commercial aircraft landing gear and air-craft instrumentation technologies, and specialty chemicals. Like Suiza Foods, Goodrich has made acquisitions to strengthen its position in the industries that it serves.

Sales

US Airways Group, Inc. - We sold this company because it was experiencing dete-riorating fundamentals.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                              All Cap Value Fund

                                    [GRAPH]
               All Cap Value
Date        Institutional Class       Russell 1000 Index       S&P 500 Index
----        -------------------       ------------------       -------------
12/97             $10,000                   $10,000               $10,000
2/98               10,928                    10,699                11,034
5/98               11,520                    11,260                11,515
8/98                9,224                     9,535                10,143
11/98              11,128                    11,370                10,773
2/99               11,943                    11,684                13,118
5/99               12,700                    12,896                13,791
8/99               12,391                    12,404                13,987
Past performance is not predictive of future performance.

             Average Annual Total Return for Period Ended 8/31/99

                                                               C Class
                                                             (with 2.00%       Russell
                                                               maximum          1000
                 Institutional   Investor                       sales           Value
                     Class        Class        C Class       loads)(/4/)        Index
                 -------------   --------      -------       -----------     ----------------------------
One Year             34.33%       34.45%          --              --         30.08%       --          --
Since Inception      13.69%(/1/)   8.45%(/2/)   (1.75)%(/3/)    (3.71)%(/3/) 12.76%(/1/) 8.43%(/2/) (4.60)%(/3/)
                     S&P
                     500
                    Index
                 ----------------------------------
One Year         37.90%        --         --
Since Inception  20.24%(/1/) 14.19%(/2/) 1.20%(/3/)

------------------------
(/1/) Based on Institutional Class inception of 12/31/97.
(/2/) Based on Investor Class inception of 7/31/98.
(/3/) Based on C Class inception of 5/27/99.
(/4/) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 1000 Value Index and S&P 500 Index are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the S&P 500 Index to the Russell 1000 Value Index because it better represents the Fund's investment holdings.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                              All Cap Value Fund

Portfolio Commentary

The battle between growth and value continues. Style rotation and individual stock volatility have reached remarkably high levels, with the market making virtually no progress. Starting with its remarkable comeback in April, the Russell 1000 Value Index continued to outpace growth through the market's rise to the end of June. Value held up well in the market's July decline, but the Fed's interest rate increase in August quickly took the wind out of the Value Index's sails.

In spite of decent retail sales reports, retail profitability continues to be weak, belying both the fear of inflation and strong employment reports. We continue to believe the underlying trend is deflation, driven by increasing competition. Those companies which are increasing returns on capital by ag-gressively deploying cash flow will thrive. This bodes well for the All Cap Value Fund's fundamental investment approach.

We continue to focus on stock selection. During the fiscal quarter that ended August 31, three stocks performed extremely well. Honeywell gained 40% due to the merger with Allied Signal, which was announced early in June. Sun Microsystems gained 33% in a strong tech sector. Unisys, a large holding, con-tinued to grind out evidence of its evolving business model and turned in a 13% return. We were also underweighted in the financial services, relative to the Russell 1000 Value Index, and our picks in that sector held up very well (down 1.2% for the period) in a challenging interest rate environment.

Purchases

Paine Webber Group Inc. - Paine Webber follows the simple, but credible, strategy of focusing almost entirely on the high net worth client market in order to build recurring fee revenues. This market is growing rapidly; invest-ors with $100,000 in income or $500,000 in net worth grew by 9% in 1998. As of the first quarter of 1999, Paine Webber's recurring fee income grew to an annualized run rate of just over $1 billion, an increase of 65% over the first quarter of 1997. At our purchase in early June, Paine Webber was trading at approximately a 50% discount to the market multiple. Paine Webber typically trades at a discount to its more diversified, "sexier" competitors, but that gap had widened enough to attract our interest. Furthermore, there has always been speculation about Paine Webber's viability as an independent company par-ticularly after Don Marron's retirement. Marron is currently past retirement age, and although he has not expressed any intention to give up the reins, that day may be approaching.

Sales

Federal Signal Corporation - Shortly after our purchase of Federal Signal in early 1998, the company began reporting a series of "one-time" problems that produced a string of disappointing earnings. As a result, the stock lan-guished. During 1998, the primary difficulty was a supply constraint in chas-sis for the fire engine business. Because Federal Signal had a huge order backlog and showed no evidence of losing those orders to competitors, we hung on through the supply constraint problem. However, in the most recent fiscal quarter, the chassis issue eased, only to be replaced by a new problem, poor implementation of an inventory control system. Unlike the 1998 problem, which was external, we consider this type of problem to be evidence that management is not adequately focused on basic business execution, and we opted to sell the stock at a small loss.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                               Core Equity Fund

[CHART]
                Core Equity
Date        Institutional Class       Russell 1000 Index       S&P 500 Index
----        -------------------       ------------------       -------------
12/97             $10,000                   $10,000               $10,000
2/98               10,824                    10,998                11,034
5/98               11,296                    11,419                11,515
8/98               10,200                     9,950                10,143
11/98              11,784                    12,169                10,773
2/99               12,221                    12,980                13,118
5/99               12,575                    13,738                13,791
8/99               12,334                    13,866                13,987
Past performance is not predictive of future performance.

             Average Annual Total Return For Period Ended 8/31/99

                                                                  C Class
                                                                (with 2.00%
                 Institutional   Investor                         maximum         Russell
                     Class        Class        C Class       sales loads)(/4/)   1000 Index
                 -------------   --------      -------       -----------------  -----------------------------
One Year             20.92%       20.76%          --                 --         39.35%        --          --
Since Inception      13.37%(/1/)   4.03%(/2/)   (0.65)%(/3/)       (2.65)%(/3/) 20.35%(/1/) 14.93%(/2/) (0.26)%(/3/)
                     S&P
                     500
                    Index
                 ------------------------------------
One Year         37.90%        --          --
Since Inception  20.24%(/1/) 14.19%(/2/) (0.27)%(/3/)

------------------------
(/1/) Based on Institutional Class inception of 12/31/97.
(/2/) Based on Investor Class inception of 7/31/98.
(/3/) Based on C Class inception of 8/31/99.
(/4/) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The Russell 1000 Index and the S&P 500 Index are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the S&P 500 Index to the Russell 1000 Index because it better represents the Fund's investment holdings.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                               Core Equity Fund

Portfolio Commentary

Stronger economic growth abroad with the attendant lifting of commodity prices has kept the Fed "off balance" this year. With two increases in short-term rates by the Fed already this year and a third increase a possibility by year-end, long rates have risen by approximately 100 basis points this year al-ready. As a result, financial stocks have become the market's most oversold sector. Our positive stand in this sector rests on the continuation of the secular disinflationary trend which will be positively impacted by a more sta-ble bond market.

The technology sector continued its uptrend in the fiscal fourth quarter as it has throughout the year. Although our stock selections in this sector per-formed above average for the quarter, the fact that we practice a value ap-proach to stock selection, we are under represented in this particular eco-nomic sector. Our technology weighting is low and has contributed to the ma-jority of our underperformance both for the quarter as well as the fiscal year.

American Home Products has been the second largest contributor to our underperformance during the most recent fiscal quarter. The stock has reacted negatively to a recent jury award in Texas related to the "fen-phen" diet drug combination. We continue to believe that this litigation is manageable finan-cially for AHP, and consider this a buying opportunity with AHP selling at a 14% discount on a P/E basis with a better than 30% premium return on equity versus the S&P 500 Index.

For the year, our overweight position in the financial sector has had a nega-tive impact on performance. While our financial stocks have kept pace with their respective sector, financials as a whole have not performed as well as other economic sectors from the lows of September, 1998. This has been due to the recent fear of increased inflation and interest rates. As discussed, we believe that this is a cyclical rise in a secular disinflation environment and continue to look for rates to trend lower by the end of the 1999 year.

Purchases

Whirlpool Corporation and Kimberly Clark Corporation - Selected financial data on these two companies is summarized below.

                           CAGR                       Relative                      Relative
                         '97-'00E                     P/E Ratio                        ROE
Issue                      EPS                      ('00 Est EPS)                   ('00 Est)
---------------------------------------------------------------------------------------------
Kimberly-Clark             9.5%                         0.74                          1.99
Whirlpool                 17.8%                         0.57                          0.98
S&P 500                    7.0%                         1.00                          1.00

Sales

Pepsico Inc. - This company was sold in part because it had one of the highest price-to-earnings ratios in the portfolio.

The Procter & Gamble Company - This company was also sold in part because it had one of the highest price-to-earnings ratios in the portfolio.

[LOGO OF UNDISCOVERED MANAGERS/TM/]


                      International Small Cap Equity Fund
[CHART]
                     International Small Cap                 MSCI EAFE
Date                Equity Institutional Class            Small Cap Index
----                --------------------------            ---------------
12/98                       $10,000                            $10,000
2/99                         10,376                              9,938
5/99                         10,472                             11,448
8/99                         12,104                             12,131
Past performance is not predictive of future performance.

             Average Annual Total Return for Period Ended 8/31/99

                                 Institutional Class  MSCI EAFE
                 Institutional       (with 1.00%      Small Cap
                     Class       redemption fee)(/2/)   Index
                 -------------   -------------------- ---------
One Year               --                 --              --
Since Inception      21.04%(/1/)        19.83%(/1/)     19.45%(/1/)

------------------------
(/1/) Based on Institutional Class inception of 12/30/98.
(/2/) Includes 1.00% redemption fee for shares sold in less than one year.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The MSCI EAFE Small Cap Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                      International Small Cap Equity Fund

Portfolio Commentary

In Europe it was clear, over the most recent quarter as well as most of the year, that it was developments in the United States that were setting the agenda and the European markets were without a clear independent trend in the short term. The economic numbers out of Europe are indicating that the eco-nomic developments in Europe have become more robust over the summer. After initially having been export driven, now the economies of Europe are becoming more domestic demand driven.

In Japan, the picture of an economy that is stabilizing is intact, but the strengthening of the Yen over the last quarter can become a serious obstacle for a continuation of the positive developments in the Japanese economy as well as the stock market.

In other Asian markets the interest rate hike in the US was priced into the markets and the strengthening of the Yen and dramatic price rises in DRAMs and other electronic components over the summer had a positive influence on the markets in the region as a whole.

Structural changes continue

Structural changes in the form of increased globalisation, coupled with the technological and demographic development continued unabated during the fiscal year. These structural changes will lead to a widening gap in price perfor-mance of sectors and individual companies; a development likely to accelerate in the coming years. This increases the importance of focusing investments on companies that should benefit from the structural changes. This goal is achieved by identifying investment themes. Six of Unibank Investment Manage-ment's 13 themes are described in brief below.

Recurring investment themes

"Convergence of Media and Communication" - The transformation of communica-tions networks and media from analog to digital form will provide the basis for a whole new generation of products and services, where content, communica-tion and software merge into integrated products.

Content in the form of films, news, sports etc. will become vitally important for network providers (telecommunications, internet companies, TV stations) in their attempts to attract traffic to their networks. At the same time the net-work providers will be an important distribution network for the media compa-nies. Companies with the ability to successfully complete this integration should be very well positioned to potentially benefit from the growth in e-commerce as well as the potential increase in on-line advertising.

"Branding and Promotion" - The intensified competitive environment driven by globalization places greater demands on companies to defend their market share and profit margins. Companies with strong global brands should benefit from this trend at the expense of companies with weak and local brands. This trend in combination with deregulation should also lead to increased marketing ex-penditure globally.

"Outsourcing and Productivity" - Intensifying competition following from de-regulation and globalization is still deemed to benefit companies well poised for strong international competition and companies offering services and prod-ucts (within for example outsourcing and IT) which should enhance productivity and competitiveness. Stock selection should in particular focus on companies with high penetration barriers due to technology leadership, strong brands and efficient distribution systems.

"Global Data Traffic" - The rapid growth in the use of the Internet and more widespread use of corporate intranets sharply increased data traffic over telecommunications and computer networks. Data traffic today accounts for around 50% of telephone network traffic and should see explosive growth. Hence, data traffic is expected to be 20 times heavier than the traditional call traffic in 2005. This trend should favor companies producing telecommuni-cations and network equipment and help provide a growing source of income for both traditional and specialized telephone companies.

Another key trend within telecommunications is the increasing penetration of mobile telephony. With the introduction of high-speed digital mobile networks and falling call charges, growing traffic volumes will be switched to mobile networks from fixed-line networks. The share of mobile telephony should grow from currently 3%-4% to some 25% of the call traffic in 2005. Add the expected markedly higher quality of mobile telephony, allowing high-speed data trans-missions within a few years. This development should significantly benefit mo-bile operators through a sharp increase in volume and higher returns on the companies' infrastructure investments. Equity investments should thus be con-centrated on suppliers of infrastructure and operators with

[LOGO OF UNDISCOVERED MANAGERS/TM/]

                      International Small Cap Equity Fund

significant exposure to data traffic and mobile telephony. Operators with con-siderable exposure to fixed-line network traffic, where strong price pressures are expected, should be avoided.

"Saving for Retirement" - Given the demographic development and the unfunded pension obligations in a number of European countries and Japan, the demand for pension-related products and services will expand, with a positive spillover effect on companies within life assurance and asset management.

"Cross-Selling" - Increased use of IT by companies and consumers alike will imply significant changes in the competitive conditions of a broad range of sectors and companies. Companies likely to benefit from this trend are typi-cally characterized by efficient distribution and logistics, price competi-tiveness through low-cost structures, electronic access to a major customer base as well as a management and strategy focused on the use of IT and its po-tential. These companies should be able to exploit increased growth opportuni-ties by cross-selling products to their existing customer base.

Performance

Positive contribution to performance over the most recent quarter came from stock selection in Japan, despite the continued strength in the Yen versus the US Dollar. The price rises in electronic components such as DRAMs prompted good performance in stocks like Shin-Etsu Chemical. Matsushita Communication performed well on expectations for the company in the third generation of mo-bile communication that will start in Japan in two years time. Benesse Corpo-ration and Bellsystem24 Inc. performed well as both companies continue to en-joy improvements in the underlying businesses.

Another contribution to outperformance derives from stock selection in the Eu-ropean part of the portfolio. Several of the companies exposed to the Global Data Traffic theme were strong, including Sonera Group which announced inter-esting news on their product line, especially the Short Message Service (SMS) which shows great promise. The results announced by both Skandia Insurance and Cap Gemini were more than satisfying. Branding and Promotion was also a sig-nificant contributing theme. For WPP Group the fundamental story seems intact and expansion plans are on track, leading to a nice surge.

Purchases

Asatsu DK Inc. - This company is among the largest advertisers in Japan and is the largest listed advertising company. Asatsu is holding a large pool of cash and is ready to utilize the funds for M&A activity in the sector and region. WPP of the UK holds a large position in Asatsu and the two companies are seek-ing ways to optimize this relationship by cross selling services.

Autonomy Corporation - The British company is an early entrant into one of the fastest growing, core niche markets within the software space -- making cate-gorization and personalization of data a reality. We believe they will benefit from the rapid growth of unstructured information, both on the Internet.

Filtronic PLC - This British company, which builds and designs microwave sys-tems and components such as filters and linear power amplifiers in the UK, Australia and US, is a play on the expansion of digital mobile networks.

SEZ Holding AG - This Swiss company is a semiconductor equipment manufacturer which has revolutionized traditional wet etching processes through its propri-etary spin etch technology, which enables chip manufacturers to increase pro-duction yields considerably.

Aucnet Inc. - A Japanese company that operates online auctions of used cars and other goods in Japan. In the used car segment the company is an industry leader in classifying cars, setting a defacto standard for the country's used car auction business.

Informatics Holding - This Singapore-based company was purchased under the Ed-ucation theme and is a regional IT-training and education company that has ex-panded globally by acquisitions in the UK and Sweden. The company expects to increase margins on these assets significantly. Furthermore, they have promis-ing business exposure to Internet-based training and education through their Thames Business School which co-operates with various UK universities on on-line MBA programs.

Sales

Crisplant Industries a/s - This Danish company was sold as a result of it be-ing taken over for a very small premium. The company was handling and produc-ing logistic systems for warehouses, where they were at the forefront of lo-gistical services to Internet companies like Amazon.com.

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]


                           International Equity Fund
[CHART]
                      International Equity
Date                Fund Institutional Class            MSCI EAFE Index
----                ------------------------            ---------------
12/98                       $10,000                         $10,000
2/99                          9,944                           9,797
5/99                         10,008                          10,458
8/99                         11,304                          10,899
Past performance is not predictive of future performance.

             Average Annual Total Return for Period Ended 8/31/99

                                 Institutional Class
                 Institutional       (with 1.00%      MSCI EAFE
                     Class       redemption fee)(/2/)   Index
                 -------------   -------------------- ---------
One Year               --                 --             --
Since Inception      13.04%(/1/)        11.91%(/1/)     6.38%(/1/)

------------------------
(/1/) Based on Institutional Class inception of 12/30/98.
(/2/) Includes 1.00% redemption fee for shares sold in less than one year.

-------------------------------------------------------------------------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.
2. The MSCI EAFE Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/99. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

                           International Equity Fund

Portfolio Commentary

In Europe it was clear, over the most recent quarter as well as most of the year, that it was developments in the United States that were setting the agenda and the European markets were without a clear independent trend in the short term. The economic numbers out of Europe are indicating that the eco-nomic developments in Europe have become more robust over the summer. After initially having been export driven, now the economies of Europe are becoming more domestic demand driven.

In Japan, the picture of an economy that is stabilizing is intact, but the strengthening of the Yen over the last quarter can become a serious obstacle for a continuation of the positive developments in the Japanese economy as well as the stock market.

In other Asian markets the interest rate hike in the US priced into the mar-kets and the strengthening of the Yen and dramatic price rises in DRAMs and other electronic components over the summer had a positive influence on the markets in the region as a whole.

Structural changes continue

Structural changes in the form of increased globalization, coupled with the technological and demographic development continued unabated during the fiscal year. These structural changes will lead to a widening gap in price perfor-mance of sectors and individual companies; a development likely to accelerate in the coming years. This increases the importance of focusing investments on companies that should benefit from the structural changes. This goal is achieved by identifying investment themes. Six of Unibank Investment Manage-ment's 13 themes are described in brief below.

Recurring investment themes

"Convergence of Media and Communication"
The transformation of communications networks and media from analogue to digi-tal form will provide the basis for a whole new generation of products and services, where content, communication and software merge into integrated products. Content in the form of films, news, sports etc. will become vitally important for network providers (telecommunications, internet companies, TV stations) in their attempts to attract traffic to their networks. At the same time the network providers will be an important distribution network for the media companies. Companies with the ability to successfully complete this in-tegration should be very well positioned to potentially benefit from the growth in e-commerce as well as the potential increase in on-line advertising.

"Branding and Promotion"
The intensified competitive environment driven by globalization places greater demands on companies to defend their market share and profit margins. Compa-nies with strong global brands should benefit from this trend at the expense of companies with weak and local brands. This trend in combination with dereg-ulation should also lead to increased marketing expenditure globally.

"Outsourcing and Productivity"
Intensifying competition following from deregulation and globalization is still deemed to benefit companies well poised for strong international compe-tition and companies offering services and products (within for example outsourcing and IT) which should enhance productivity and competitiveness. Stock selection should in particular focus on companies with high penetration barriers due to technology leadership, strong brands and efficient distribu-tion systems.

"Global Data Traffic"
The rapid growth in the use of the Internet and more widespread use of corpo-rate intranets sharply increased data traffic over telecommunications and com-puter networks. Data traffic today accounts for around 50% of telephone net-work traffic and should see explosive growth. Hence, data traffic is expected to be 20 times heavier than the traditional call traffic in 2005. This trend should favour companies producing telecommunications and network equipment and help provide a growing source of income for both traditional and specialized telephone companies.

Another key trend within telecommunications is the increasing penetration of mobile telephony. With the introduction of high-speed digital mobile networks and falling call charges, growing traffic volumes will be switched to mobile networks from fixed-line networks. The share of mobile telephony should grow from currently 3%-4% to some 25% of the call traffic in 2005. Add the expected markedly higher quality of mobile telephony, allowing high-speed data trans-missions within a few years. This development should significantly benefit mo-bile operators through a sharp increase in volume and higher returns on the companies' infrastructure investments. Equity investments should thus be con-centrated on suppliers of infrastructure and operators with

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

                           International Equity Fund

significant exposure to data traffic and mobile telephony. Operators with con-siderable exposure to fixed-line network traffic, where strong price pressures are expected, should be avoided.

"Saving for Retirement"
Given the demographic development and the unfunded pension obligations in a number of European countries and Japan, the demand for pension-related prod-ucts and services will expand, with a positive spillover effect on companies within life assurance and asset management.

"Cross-Selling"
Increased use of IT by companies and consumers alike will imply significant changes in the competitive conditions of a broad range of sectors and compa-nies. Companies likely to benefit from this trend are typically characterised by efficient distribution and logistics, price competitiveness through low-cost structures, electronic access to a major customer base as well as a man-agement and strategy focused on the use of IT and its potential. These compa-nies should be able to exploit increased growth opportunities by cross-selling products to their existing customer base.

Performance

Postive contribution to performance over the most recent quarter came from stock selection in Japan, despite the continued strength in the Yen versus the US Dollar. The price rises in electronic components such as DRAMs prompted good performance in stocks like Shin-Etsu Chemical. Matsushita Communication performed well on expectations for the company in the third generation of mo-bile communication that will start in Japan in two years' time. Benesse Corpo-ration and Bellsystem24 Inc. performed well as both companies continue to en-joy improvements in their underlying businesses.

Another contribution to outperformance derives from stock selection in the Eu-ropean part of the portfolio. Several of the companies exposed to the Global Data Traffic theme were strong, including Sonera Group which announced inter-esting news on their product line, especially the Short Message Service (SMS) which shows great promise. The results announced by both by Skandia Insurance and Cap Gemini were more than satisfying. "Branding and Promotion" was also a significant contributing theme. For WPP Group the fundamental story seems in-tact and expansion plans are on track, leading to a nice surge.

Purchases

Asatsu DK Inc. - This company is among the largest advertisers in Japan and the largest listed advertising company. Asatsu is holding a large pool of cash and is ready to utilize the funds for M&A activity in the sector and region. WPP of the UK holds a large position in Asatsu and the two companies are seek-ing ways to optimize this relationship by cross selling services.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL GROWTH FUND
Portfolio of Investments -- August 31, 1999

                                                                     Value
 Shares                                                             (Note 2)
 ------                                                             --------
 COMMON STOCKS - 92.98%

         Apparel - 1.16%
  66,400 Quiksilver, Inc. *.....................................  $  1,145,400
                                                                  ------------

         Building and Construction - 2.31%
  55,600 American Standard Companies, Inc. *....................     2,279,600
                                                                  ------------

         Computer Hardware & Software - 16.14%
  50,700 Adaptec, Inc. *........................................     1,977,300

  46,000 Bell & Howell Co. *....................................     1,541,000
  27,100 Bottomline Technologies, Inc. *........................       752,025
  53,300 Lexmark International Group, Inc. - Class A *..........     4,197,375
  65,950 Progress Software Corp. *..............................     2,019,719
  40,400 Project Software, Inc. *...............................     1,775,075
 161,200 Sybase, Inc. *.........................................     2,015,000
  42,100 Xircom, Inc. *.........................................     1,676,106
                                                                  ------------
                                                                    15,953,600
                                                                  ------------

         Consumer Products - 7.53%
  39,500 Church & Dwight Co., Inc...............................     1,836,750

  89,475 Fossil, Inc. *.........................................     2,790,502
  39,900 Whirlpool Corp.........................................     2,820,431
                                                                  ------------
                                                                     7,447,683
                                                                  ------------

         Containers/Packaging - 1.73%
  38,000 Ball Corp. ............................................     1,707,625
                                                                  ------------

         Electronics - 24.27%
  61,700 AVX Corp...............................................     1,847,144
  67,800 Conexant Systems, Inc. *...............................     4,873,125
  18,600 hi/fn, inc. *..........................................     2,244,787
  43,900 Millipore Corp.........................................     1,657,225
  56,700 Optical Coating Laboratory, Inc........................     4,351,725
 129,800 RF Micro Devices, Inc. *...............................     5,703,087
  47,300 Semtech Corp. *........................................     3,313,956
                                                                  ------------
                                                                    23,991,049
                                                                  ------------

         Engines - 1.75%
  29,200 Cummins Engine Co., Inc................................     1,730,100
                                                                  ------------

         Hotels/Casinos - 1.11%
  22,304 MGM Grand, Inc. *......................................     1,095,684
                                                                  ------------

         Human Resources - 0.98%
  60,550 Labor Ready, Inc. *....................................       972,584
                                                                  ------------


                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------

         Leisure - 1.04%
 134,600 Players International, Inc. *............................  $  1,022,119
                                                                    ------------

         Medical Products - 3.44%
  34,000 Allergan, Inc. ..........................................     3,395,750
                                                                    ------------

         Pharmaceuticals - 4.01%
  31,200 IDEC Pharmaceuticals Corp. *.............................     3,964,350
                                                                    ------------

         Retail - 8.23%
  53,300 Best Buy Co., Inc. *.....................................     3,744,325
  88,200 TJX Companies, Inc.......................................     2,546,775
  53,200 Zale Corp. *.............................................     1,845,375
                                                                    ------------
                                                                       8,136,475
                                                                    ------------

         Semiconductors - 9.45%
 147,100 ESS Technology, Inc. *...................................     1,857,138
  69,000 QLogic Corp. *...........................................     6,007,313
 147,700 S3, Inc. *...............................................     1,477,000
                                                                    ------------
                                                                       9,341,451
                                                                    ------------

         Telecommunications - 9.83%
  37,300 Carrier Access Corp. *...................................     1,809,050
  16,000 Copper Mountain Networks, Inc. *.........................     1,872,000
  74,300 General Instrument Corp. *...............................     3,654,631
  46,600 Scientific-Atlanta, Inc..................................     2,388,250
                                                                    ------------
                                                                       9,723,931
                                                                    ------------

         Total Common Stocks......................................    91,907,401
                                                                    ------------
         (Cost $68,254,702)

 Total Investments - 92.98%........................................   91,907,401
                                                                    ------------
 (Cost $68,254,702)
 Net Other Assets and Liabilities - 7.02%..........................    6,942,338
                                                                    ------------
 Net Assets - 100.00%.............................................. $ 98,849,739
                                                                    ============

------------------------
* Non-income producing security

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL VALUE FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 95.42%

        Advertising - 1.93%
  3,600 ADVO, Inc..................................................  $    70,650
                                                                     -----------

        Aerospace & Defense - 3.67%
  3,900 BE Aerospace, Inc. *.......................................       67,519
  9,700 Mesa Air Group, Inc. *.....................................       66,687
                                                                     -----------
                                                                         134,206
                                                                     -----------

        Airlines - 2.14%
  4,000 America West Holdings Corp. *..............................       78,000
                                                                     -----------

        Automobile - 5.35%
  3,700 Standard Products Co.......................................      128,112
  2,400 Superior Industries International, Inc.....................       67,200
                                                                     -----------
                                                                         195,312
                                                                     -----------

        Building & Construction - 1.82%
  1,600 Rayonier, Inc..............................................       66,400
                                                                     -----------

        Business Services - 4.90%
  3,700 Corporate Express, Inc. *..................................       32,953
  4,100 John H. Harland Company....................................       81,488
  7,300 Precision Response Corp. *.................................       64,331
                                                                     -----------
                                                                         178,772
                                                                     -----------

        Chemicals - 1.97%
  3,600 Engelhard Corp.............................................       71,775
                                                                     -----------

        Computer - Hardware & Software - 6.81%
 18,800 Concurrent Computer Corp. .................................      135,713
    500 Rational Software Corp. *..................................       13,531
  3,000 Seagate Technology, Inc. *.................................       99,562
                                                                     -----------
                                                                         248,806
                                                                     -----------

        Consumer Products - 3.66%
 10,600 Acclaim Entertainment, Inc. *..............................       74,863
  2,600 Tupperware Corp. ..........................................       58,663
                                                                     -----------
                                                                         133,526
                                                                     -----------

        Electronics - 10.18%
  7,900 Cirrus Logic, Inc. *.......................................       88,381
  2,500 Digi International, Inc. *.................................       28,438
  8,800 Integrated Device Technology,
        Inc. *.....................................................      171,600
  4,500 Three Five Systems, Inc. *.................................       83,250
                                                                     -----------
                                                                         371,669
                                                                     -----------

        Entertainment - 0.69%
 19,300 Aldila, Inc. *.............................................       25,331
                                                                     -----------


                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Finance - 10.20%
  4,300 Doral Financial Corp. .....................................  $    59,663
  4,600 First American Financial Corp. ............................       68,425
  5,000 Hibernia Corp. ............................................       64,688
  3,700 Phoenix Investment Partners................................       31,912
  4,800 Republic Bancorp, Inc. ....................................       64,799
  1,950 The PMI Group, Inc. .......................................       82,875
                                                                     -----------
                                                                         372,362
                                                                     -----------

        Health Care - 1.97%
 10,300 MedPartners, Inc. *........................................       72,100
                                                                     -----------

        Leisure - 3.59%
  6,200 Callaway Golf Co. .........................................       61,613
  5,300 Midway Games, Inc. *.......................................       69,562
                                                                     -----------
                                                                         131,175
                                                                     -----------

        Manufacturing - 5.79%
  8,500 Burlington Industries, Inc. *..............................       48,344
  9,500 Foamex International, Inc. *...............................       78,078
  3,600 Lincoln Electric Holdings, Inc. ...........................       72,900
    800 Unova, Inc. *..............................................       12,050
                                                                     -----------
                                                                         211,372
                                                                     -----------

        Medical Information Systems - 2.41%
  8,700 HCIA, Inc. *...............................................       88,088
                                                                     -----------

        Oil, Gas & Petroleum - 2.82%
  3,300 ASARCO, Inc. ..............................................       68,888
  6,000 EEX Corp. .................................................       28,500
  2,300 OMI Corp. *................................................        5,463
                                                                     -----------
                                                                         102,851
                                                                     -----------

        Printing - 2.12%
  3,300 Banta Corp. ...............................................       77,550
                                                                     -----------

        Restaurants - 5.68%
  9,900 Avado Brands, Inc. ........................................       68,063
  3,500 Darden Restaurants, Inc. ..................................       54,688
  4,300 RARE Hospitality International,
        Inc. *.....................................................       84,656
                                                                     -----------
                                                                         207,407
                                                                     -----------

        Retail - 14.44%
  4,000 Enesco Group, Inc..........................................       69,000
  2,800 Footstar, Inc. *...........................................       91,000
  7,600 Gadzooks, Inc. *...........................................       46,788
  1,506 The Limited, Inc. .........................................       57,040

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL VALUE FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Retail (continued)
  6,500 OfficeMax, Inc. *..........................................  $    49,155
 11,100 Paul Harris Stores, Inc. *.................................       54,805
 12,500 Pier 1 Imports, Inc. ......................................       67,968
  2,000 Ross Stores, Inc...........................................       83,250
  2,000 Successories, Inc. *.......................................        4,875
    187 Too, Inc. .................................................        3,277
                                                                     -----------
                                                                         527,158
                                                                     -----------

        Telecommunications - 3.28%
  8,700 Intervoice, Inc. *.........................................      119,625
                                                                     -----------

        Total Common Stocks........................................    3,484,135
                                                                     -----------
        (Cost $3,532,452)

 Total Investments - 95.42%.........................................   3,484,135
                                                                     -----------
 (Cost $3,532,452)
 Net Other Assets and Liabilities - 4.58%...........................     167,327
                                                                     -----------
 Net Assets - 100.00%............................................... $ 3,651,462
                                                                     ===========

------------------------
* Non-income producing security

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL LONG/SHORT FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 99.70%

        Aerospace and Defense - 0.87%
  3,000 BE Aerospace, Inc. *.......................................  $    51,937
                                                                     -----------

        Automobile - 2.78%
  3,400 Standard Products Co.......................................      117,725
  1,700 Superior Industries International, Inc. ...................       47,600
                                                                     -----------
                                                                         165,325
                                                                     -----------

        Building and Construction - 1.78%
  1,100 American Standard Companies, Inc. *........................       45,100
  2,000 Cameron Ashley Building Products, Inc. ....................       19,375
  1,000 Rayonier, Inc..............................................       41,500
                                                                     -----------
                                                                         105,975
                                                                     -----------

        Business Machines - 2.25%
  1,700 Lexmark International Group, Class A.......................      133,875
                                                                     -----------

        Business Services - 1.67%
  3,000 John H. Harland Co.........................................       59,625
  4,500 Precision Response Corp....................................       39,656
                                                                     -----------
                                                                          99,281
                                                                     -----------

        Chemicals - 0.84%
  2,500 Engelhard Corp.............................................       49,844
                                                                     -----------

        Computers - Hardware & Software - 9.50%
  1,800 Adaptec, Inc. *............................................       70,200
  1,500 Bell & Howell Co. *........................................       50,250
    700 Bottomline Technologies, Inc. *............................       19,425
  3,000 Progress Software Corp. *..................................       91,875
  1,700 Project Software & Development.............................       74,694
  2,300 Seagate Technology, Inc. *.................................       76,331
  5,700 Sybase, Inc. *.............................................       71,250
  2,300 Three-Five Systems, Inc. *.................................       42,550
  1,700 Xircom *...................................................       67,681
                                                                     -----------
                                                                         564,256
                                                                     -----------

        Consumer Products - 6.39%
  8,100 Acclaim Entertainment, Inc.................................       57,206
  1,400 Church & Dwight Co., Inc...................................       65,100
  3,900 Fossil, Inc. *.............................................      121,631
  2,250 Quiksilver, Inc............................................       38,812
  2,100 Tupperware Corp............................................       47,381
    700 Whirlpool Corp.............................................       49,481
                                                                     -----------
                                                                         379,611
                                                                     -----------


                                                                Value
 Shares                                                       (Note 2)
 ------                                                       --------

        Containers/Packaging - 1.06%
  1,400 Ball Corp..........................................  $    62,912
                                                             -----------

        Electronics - 13.34%
  1,800 AVX Corp...........................................       53,888
  2,400 Conexant Systems, Inc. *...........................      172,500
  4,800 Digi International, Inc............................       54,600
    700 hi/fn, Inc.........................................       84,481
  1,600 Optical Coating Laboratory, Inc....................      122,800
  3,900 RF Micro Devices, Inc. *...........................      171,356
  1,900 Semtech Corp.......................................      133,119
                                                             -----------
                                                                 792,744
                                                             -----------

        Financial Services - 3.60%
  3,200 Doral Financial Corp...............................       44,400
  4,000 Hibernia Corp......................................       51,750
  1,350 The PMI Group, Inc.................................       57,375
  4,500 Republic Bancorp, Inc..............................       60,750
                                                             -----------
                                                                 214,275
                                                             -----------

        Hotels/Casinos - 0.91%
  1,104 MGM Grand, Inc.....................................       54,234
                                                             -----------

        Human Resources - 0.58%
  2,150 Labor Ready, Inc. *................................       34,534
                                                             -----------

        Leisure - 1.35%
  4,100 Callaway Golf Co...................................       40,744
  3,000 Midway Games, Inc..................................       39,375
                                                             -----------
                                                                  80,119
                                                             -----------

        Machinery - 0.75%
  2,200 Lincoln Electric Holdings, Inc. ...................       44,550
                                                             -----------

        Manufacturing - 3.83%
  1,800 Asarco, Inc. ......................................       37,575
  4,300 Burlington Industries, Inc. .......................       24,456
    900 Cummins Engine Company, Inc. ......................       53,325
  7,200 Foamex International, Inc. ........................       59,175
  1,400 Millipore Corp. ...................................       52,850
                                                             -----------
                                                                 227,381
                                                             -----------

        Marketing - 0.86%
  2,600 ADVO, Inc. ........................................       51,025
                                                             -----------

        Medical Information Systems - 3.57%
  6,000 Cerner Corp. *.....................................       99,750
  4,600 HCIA, Inc. *.......................................       46,575
  9,400 MedPartners, Inc. .................................       65,800
                                                             -----------
                                                                 212,125
                                                             -----------



                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL LONG/SHORT FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Oil, Gas and Petroleum - 0.30%
  3,800 EEX Corp. .................................................  $    18,050
                                                                     -----------

        Pharmaceuticals - 4.54%
  1,300 Allergan, Inc. ............................................      129,838
  1,100 IDEC Pharmaceuticals Corp. *...............................      139,769
                                                                     -----------
                                                                         269,607
                                                                     -----------

        Printing/Publishing - 0.95%
  2,400 Banta Corp. ...............................................       56,400
                                                                     -----------

        Recreation - 0.37%
 17,000 Aldila, Inc. *.............................................       22,313
                                                                     -----------

        Restaurants - 1.94%
  6,200 Avado Brands, Inc. ........................................       42,625
  2,500 Darden Restaurants, Inc. ..................................       39,063
  1,700 RARE Hospitality International, Inc. ......................       33,469
                                                                     -----------
                                                                         115,157
                                                                     -----------

        Retail - 12.61%
  1,700 Best Buy Co., Inc. *.......................................      119,425
  5,200 Corporate Express, Inc. *..................................       46,313
  2,700 Enesco Group, Inc..........................................       46,575
  1,700 Footstar, Inc..............................................       55,250
  6,300 Gadzooks, Inc. *...........................................       38,784
  1,568 The Limited, Inc...........................................       59,388
  5,000 OfficeMax, Inc. *..........................................       37,813
  8,500 Paul Harris Stores, Inc....................................       41,969
  9,900 Pier 1 Imports, Inc........................................       53,831
  1,200 Ross Stores................................................       49,950
  2,400 TJX Companies, Inc.........................................       69,300
    224 Too, Inc. *................................................        3,934
  4,900 Toys "R' Us, Inc...........................................       67,681
  1,700 Zale Corp..................................................       58,969
                                                                     -----------
                                                                         749,182
                                                                     -----------

        Semiconductors - 7.97%
  6,000 Cirrus Logic, Inc. *.......................................       67,125
  5,200 ESS Technology, Inc........................................       65,650
  5,200 Integrated Device Technology...............................      101,400
  2,200 Qlogic Corp. *.............................................      191,538
  4,800 S3, Inc. *.................................................       48,000
                                                                     -----------
                                                                         473,713
                                                                     -----------

        Technology - 1.96%
 16,100 Concurrent Computer Corp...................................      116,222
                                                                     -----------


 Shares/                                                                Value
  Par                                                                 (Note 2)
 -------                                                              --------

            Telecommunications - 7.55%
      1,200 Carrier Access Corp. *.................................  $    58,200
        600 Copper Mountain Networks, Inc. *.......................       70,200
      2,400 General Instrument Corp. *.............................      118,050
      9,100 Intervoice, Inc........................................      125,125
      1,500 Scientific-Atlanta, Inc................................       76,875
                                                                     -----------
                                                                         448,450
                                                                     -----------

            Airlines/Transportation - 0.92%
      2,800 America West Holdings Corp. *..........................       54,600
                                                                     -----------

            Total Common Stocks....................................    5,647,697
                                                                     -----------
            (Cost $4,915,138)

 REPURCHASE AGREEMENTS - 4.66%
 $  276,827 Bear Stearns 5.43%, due 09/01/99+
            (Cost $276,827)........................................      276,827
                                                                     -----------
 Total Investments - 99.70%.........................................   5,924,524
                                                                     -----------
 (Cost $5,191,965)
 Total Securities Sold Short - (93.96%)--See Schedule below......... (5,583,682)
 (Proceeds $5,530,352)
 Net Other Assets and Liabilities -  94.26%.........................   5,601,508
                                                                     -----------
 Net Assets - 100.00%............................................... $ 5,942,350
                                                                     ===========

------------------------
  All investments in common stocks are held in a segregated account with the broker as collateral for securities sold short.
* Non-income producing security
+ Collateralized by $225,000 par value, 8.00%, due 11/15/22, value $283,187
  Federal Agency Obligations.

 SECURITIES SOLD SHORT

                                                                       Value
 Shares                                                              (Note 2)
 -------                                                             --------
         Common Stocks
 (3,100) Altera Corp. ...........................................  $   (130,587)
 (2,700) Action Performance Cos., Inc............................       (66,656)
 (2,550) Advent Software Inc. ...................................      (125,269)
 (1,200) Amazon.com, Inc. .......................................      (149,250)
 (4,400) Bally's Total Fitness Holding Corp. ....................      (141,075)
 (3,300) Beringer Wine Estate Holdings, Inc. ....................      (137,362)
 (2,000) CareInsite, Inc. .......................................       (95,500)

                      See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

BEHAVIORAL LONG/SHORT FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                       Value
 Shares                                                              (Note 2)
 ------                                                              --------

         Common Stocks (continued)
 (2,000) Charles Schwab Corp. ..................................   $    (79,000)
 (4,000) Ciena Corp. ...........................................       (140,500)
 (1,200) CMGI, Inc. ............................................       (100,725)
 (3,600) Concord EFS, Inc. .....................................       (133,650)
 (5,600) Coulter Pharmaceuticals, Inc. .........................       (111,650)
 (2,800) Cree Research, Inc. ...................................        (94,675)
 (3,100) Digital River, Inc. ...................................        (74,594)
 (1,000) e-Bay Inc. ............................................       (125,562)
 (1,600) eToys, Inc. ...........................................        (69,600)
 (2,800) E-Trade Group, Inc. ...................................        (70,000)
 (1,600) Exodus Communications, Inc. ...........................       (128,600)
 (8,800) Horizon Organic Hldg. .................................       (105,050)
   (800) Inktomi Corp. .........................................        (90,700)
 (2,200) Intimate Brands, Inc. .................................        (84,838)
 (2,300) Jabil Circuit, Inc. ...................................       (103,069)
 (1,700) Kohl's Corp. ..........................................       (121,125)
 (2,400) Lason, Inc. ...........................................       (108,450)
 (3,400) Maximus, Inc. .........................................       (117,725)
 (2,800) 24/7 Media, Inc. ......................................        (95,900)
 (3,700) Metris Companies, Inc. ................................       (101,981)
 (2,000) MindSpring Enterprises, Inc. ..........................        (58,375)
 (3,600) Navigant Consulting, Inc. .............................       (157,950)
 (2,800) NCO Group, Inc. .......................................       (127,400)
 (1,400) Network Solutions, Inc. ...............................        (80,675)
 (3,000) Outback Steakhouse, Inc. ..............................        (88,875)
 (6,400) Peregrine Systems, Inc. ...............................       (211,200)
 (4,300) Polycom, Inc. .........................................       (157,219)
 (3,100) Premier Parks, Inc. ...................................       (101,525)
 (5,400) Profit Recovery Group International, Inc. .............       (205,538)
 (4,400) Quintiles Transnational Corp. .........................       (157,575)
 (1,300) Rambus, Inc. ..........................................       (126,100)
 (2,400) Siebel Systems, Inc. ..................................       (164,850)
 (3,850) Staples, Inc. .........................................        (83,738)
 (3,600) Starbucks Corp. .......................................        (82,350)
 (2,800) Sunrise Assisted Living, Inc. .........................        (69,825)
 (6,100) Sylvan Learning Systems, Inc...........................       (121,237)
 (3,300) Tech Data Corp. .......................................       (122,306)
 (5,800) Tower Automotive, Inc. ................................       (116,000)
 (1,200) Verisign, Inc. ........................................       (129,975)
 (2,000) Vitesse Semiconductor Corp. ...........................       (136,000)
 (5,000) Wild Oats Market, Inc. ................................       (181,876)
                                                                   -------------
         Total Securities Sold Short............................   $ (5,583,682)
                                                                   =============
         (Proceeds $5,530,352)

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

REIT FUND
Portfolio of Investments -- August 31, 1999

                                                                     Value
 Shares                                                             (Note 2)
 ------                                                             --------
 COMMON STOCKS - 99.06%

        Apartments - 22.45%
 42,600 Archstone Communities Trust.............................  $    910,575
 35,100 Avalonbay Communities, Inc..............................     1,237,275
 18,100 Essex Property Trust, Inc...............................       635,763
 25,200 Home Properties of New York, Inc........................       680,400
 21,400 Post Properties, Inc....................................       874,725
 23,300 Smith (Charles E.) Residential Realty, Inc..............       799,481
                                                                  ------------
                                                                     5,138,219
                                                                  ------------

        Diversified - 7.55%
 26,400 Duke-Weeks Realty Corp..................................       592,350
 29,700 Spieker Properties, Inc.................................     1,136,025
                                                                  ------------
                                                                     1,728,375
                                                                  ------------

        Health Care - 2.01%
 29,600 Nationwide Health Properties, Inc.......................       460,650
                                                                  ------------

        Hotels, Lodging, and Restaurants - 0.70%
 17,700 Innkeepers USA Trust....................................       160,406
                                                                  ------------

        Industrial - 14.25%
 29,500 AMB Property Corp.......................................       634,250
 35,200 Prentiss Properties Trust...............................       798,600
 56,700 ProLogis Trust..........................................     1,112,738
 31,800 PS Business Parks, Inc..................................       715,500
                                                                  ------------
                                                                     3,261,088
                                                                  ------------

        Manufactured Homes - 8.40%
 31,700 Manufactured Home Communities, Inc......................       772,687
 32,100 Sun Communities, Inc....................................     1,147,575
                                                                  ------------
                                                                     1,920,262
                                                                  ------------

        Neighborhood Shopping Centers - 9.75%
 62,000 Burnham Pacific Properties, Inc.........................       709,125
 11,800 Kimco Realty Corp.......................................       439,550
 27,000 Regency Realty Corp.....................................       567,000
 15,100 Vornado Realty Trust....................................       515,287
                                                                  ------------
                                                                     2,230,962
                                                                  ------------


                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Office Properties - 18.57%
 13,500 Boston Properties, Inc....................................       449,719
 24,400 CarrAmerica Realty Corp...................................       561,200
 31,300 Cousins Properties, Inc...................................     1,122,888
 29,200 Equity Office Properties Trust............................       746,425
 40,400 Kilroy Realty Corp........................................       926,675
                                                                    ------------
                                                                       4,249,844
                                                                    ------------

        Outlet Centers - 1.59%
 10,700 Chelsea GCA Realty, Inc...................................       363,800
                                                                    ------------

        Regional Malls - 9.14%
 29,000 Macerich Co...............................................       726,813
 52,300 Taubman Centers, Inc......................................       666,825
 22,700 Urban Shopping Centers, Inc...............................       696,606
                                                                    ------------
                                                                       2,090,244
                                                                    ------------

        Storage - 4.65%
 36,800 Storage USA, Inc..........................................     1,064,900
                                                                    ------------

        Total Common Stocks ......................................    22,668,750
                                                                    ------------
        (Cost $22,477,103)

 Total Investments - 99.06%........................................   22,668,750
                                                                    ------------
 (Cost $22,477,103)
 Net Other Assets and Liabilities - 0.94%..........................      215,544
                                                                    ------------
 Net Assets - 100.00%.............................................. $ 22,884,294
                                                                    ============

------------------------
REIT Real Estate Investment Trust

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

SPECIAL SMALL CAP FUND
Portfolio of Investments -- August 31, 1999

                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 94.79%

        Automobile - 7.15%
 33,600 Midas, Inc................................................  $    793,800
    800 Strattec Security Corp. *.................................        27,950
 45,700 TBC Corp. *...............................................       328,469
                                                                    ------------
                                                                       1,150,219
                                                                    ------------

        Building Materials - 2.06%
  1,000 Congoleum Corp., Class A *................................         5,250
 22,800 Justin Industries, Inc....................................       325,612
                                                                    ------------
                                                                         330,862
                                                                    ------------

        Building Services - 3.74%
 18,200 Jacobs Engineering Group, Inc. *..........................       600,600
                                                                    ------------

        Capital Goods - 7.24%
  7,000 Alltrista Corp. *.........................................       175,000
 10,600 Hardinge, Inc.............................................       161,650
 17,100 Lawson Products, Inc......................................       393,300
 31,900 Royal Appliance Manufacturing Co. *.......................       191,400
 15,000 U.S. Industries, Inc......................................       241,875
                                                                    ------------
                                                                       1,163,225
                                                                    ------------

        Chemicals - 11.18%
 92,200 Ethyl Corp................................................       489,812
 28,400 Georgia Gulf Corp.........................................       516,525
  7,600 NCH Corp..................................................       338,200
 39,700 Octel Corp. *.............................................       451,588
                                                                    ------------
                                                                       1,796,125
                                                                    ------------

        Consumer Products - 3.13%
  1,400 Garden Ridge Corp. *......................................         9,275
 43,600 Wolverine World Wide, Inc.................................       493,225
                                                                    ------------
                                                                         502,500
                                                                    ------------

        Data Processing - 1.39%
 20,500 Information Resources, Inc. *.............................       222,938
                                                                    ------------

        Distribution - 2.43%
 17,300 United Stationers, Inc. *.................................       391,412
                                                                    ------------

        Electronics - 16.44%
 43,600 CommScope, Inc. *.........................................     1,501,475
 19,300 ESCO Electronics Corp. *..................................       240,044
  3,400 Franklin Electric Co., Inc................................       239,700
 38,800 MagneTek, Inc. *..........................................       358,900
 19,100 Varian, Inc...............................................       303,213
                                                                    ------------
                                                                       2,643,332
                                                                    ------------

                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Energy and Utilities - 0.89%
  8,500 Castle Energy Corp. ......................................  $    142,906
                                                                    ------------

        Financial Services - 10.38%
 37,418 ADVANTA Corp., Class A....................................       736,667
  7,800 Echelon International Corp., Inc.*........................       162,825
 26,900 PFF Bancorp, Inc. *.......................................       534,638
  8,544 Queens County Bancorp, Inc................................       234,960
                                                                    ------------
                                                                       1,669,090
                                                                    ------------

        Health Care Services - 1.87%
 14,200 CorVel Corp. *............................................       300,862
                                                                    ------------

        Insurance - 6.87%
 16,800 Horace Mann Educators Corp................................       506,100
 16,200 Penn-America Group, Inc...................................       151,875
 11,100 Presidential Life Corp. ..................................       199,800
  1,900 White Mountains Insurance Group, Inc......................       247,475
                                                                    ------------
                                                                       1,105,250
                                                                    ------------

        Leisure - 5.40%
 55,100 Handleman Co. *...........................................       730,075
  6,800 Scientific Games Holdings Corp.*..........................       138,125
                                                                    ------------
                                                                         868,200
                                                                    ------------

        Medical Products - 5.54%
 20,800 Invacare Corp. ...........................................       388,700
  8,900 Respironics, Inc. *.......................................        88,444
 19,100 Varian Medical Systems, Inc. .............................       413,037
                                                                    ------------
                                                                         890,181
                                                                    ------------

        Real Estate Development - 0.50%
  4,000 Avatar Holdings, Inc. *...................................        81,000
                                                                    ------------

        Textiles - 2.40%
 40,900 Guilford Mills, Inc. .....................................       385,994
                                                                    ------------

        Transportation - 6.19%
 29,100 Arnold Industries, Inc. ..................................       414,675
 15,700 Landstar System, Inc. *...................................       580,900
                                                                    ------------
                                                                         995,575
                                                                    ------------

        Total Common Stocks.......................................    15,240,271
                                                                    ------------
        (Cost $14,847,501)

 Total Investments - 94.79%........................................   15,240,271
                                                                    ------------
 (Cost $14,847,501)
 Net Other Assets and Liabilities - 5.21%..........................      837,309
                                                                    ------------
 Net Assets - 100.00%.............................................. $ 16,077,580
                                                                    ============

------------------------
* Non-income producing security

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

SMALL CAP VALUE FUND
Portfolio of Investments -- August 31, 1999

                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 87.30%

        Advertising - 1.93%
  1,100 Grey Advertising, Inc. ...................................  $    408,100
                                                                    ------------

        Aerospace and Defense - 1.47%
 10,000 Aviation Sales Co. *......................................       310,000
                                                                    ------------

        Automobile - 1.53%
 18,000 Wynn's International, Inc. ...............................       324,000
                                                                    ------------

        Basic Materials - 7.20%
 17,000 AptarGroup, Inc. .........................................       437,750
 30,000 Intermet Corp. ...........................................       345,938
 11,600 Reliance Steel & Aluminum Co. ............................       384,250
 20,000 Timken Co. ...............................................       351,250
                                                                    ------------
                                                                       1,519,188
                                                                    ------------

        Building and Construction - 2.00%
 23,000 NCI Building Systems, Inc. *..............................       421,188
                                                                    ------------

        Capital Goods - 7.52%
 45,000 GP Strategies Corp. *.....................................       351,562
  7,000 Graco, Inc. ..............................................       235,812
 16,000 Instron Corp. ............................................       324,000
 30,000 MTS Systems Corp. ........................................       330,000
 11,000 Oak Industries, Inc. *....................................       345,125
                                                                    ------------
                                                                       1,586,499
                                                                    ------------

        Chemicals  2.16%
 16,300 Cambrex Corp. ............................................       438,062
    700 Stepan Co. ...............................................        17,325
                                                                    ------------
                                                                         455,387
                                                                    ------------

        Conglomerates - 4.08%
 39,000 Stewart & Stevenson Services, Inc. .......................       463,125
 17,000 United Dominion Industries, Ltd. .........................       397,375
                                                                    ------------
                                                                         860,500
                                                                    ------------
        Electronics - 11.82%
 16,200 C & D Technologies, Inc. .................................       510,300
 10,000 Dallas Semiconductor Corp. ...............................       505,000
 26,000 Innovex, Inc. ............................................       360,750
 24,000 Kollmorgen Corp. .........................................       273,000
 33,000 Quixote Corp. ............................................       490,875
 30,000 Silicon Valley Group, Inc. *..............................       356,250
                                                                    ------------
                                                                       2,496,175
                                                                    ------------


                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Financial Services - 8.17%
  9,000 Centura Banks, Inc. ......................................  $    416,812
  9,500 CNB Bancshares, Inc. .....................................       542,687
 22,000 Prosperity Bancshares, Inc. ..............................       335,500
 31,850 Republic Bancorp, Inc. ...................................       429,975
                                                                    ------------
                                                                       1,724,974
                                                                    ------------

        Food and Beverage - 4.13%
 26,000 Ralcorp Holdings, Inc. *..................................       425,750
 14,000 Suiza Foods Corp. *.......................................       446,250
                                                                    ------------
                                                                         872,000
                                                                    ------------

        Furniture - 4.53%
 15,000 Chromcraft Revington, Inc. *..............................       189,375
 15,000 Ethan Allen Interiors, Inc. ..............................       437,812
 14,000 Hon Industries, Inc. .....................................       329,875
                                                                    ------------
                                                                         957,062
                                                                    ------------

        Insurance - 3.80%
 29,000 Frontier Insurance Group, Inc. ...........................       351,625
 12,500 Renaissance Re Holdings, Ltd. ............................       451,563
                                                                    ------------
                                                                         803,188
                                                                    ------------

        Leisure - 1.65%
 22,000 Coachmen Industries, Inc. ................................       347,875
                                                                    ------------

        Oil, Gas, and Petroleum - 5.18%
 36,000 Key Production Co., Inc. *................................       360,000
 38,000 Trico Marine Services, Inc. *.............................       304,000
 30,000 Vintage Petroleum, Inc. ..................................       429,375
                                                                    ------------
                                                                       1,093,375
                                                                    ------------

        Real Estate Investment Trust - 2.02%
 19,500 Pacific Gulf Properties, Inc. ............................       426,563
                                                                    ------------

        Restaurants - 2.35%
 16,000 Applebee's International, Inc. ...........................       497,000
                                                                    ------------

        Retail - 7.97%
 27,500 Dress Barn, Inc. *........................................       414,219
 18,000 Group 1 Automotive, Inc. *................................       333,000
 80,000 HomeBase, Inc. *..........................................       350,000
 32,000 Maxwell Shoe Co., Inc. *..................................       274,000
 32,000 Sport Supply Group, Inc. *................................       312,000
                                                                    ------------
                                                                       1,683,219
                                                                    ------------



                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

SMALL CAP VALUE FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                      Value
 Shares                                                              (Note 2)
 ------                                                              --------

        Technology - 5.52%
 26,000 II-VI, Inc. *............................................  $    320,125
 30,000 MAPICS, Inc. *...........................................       258,750
 16,000 Marshall Industries *....................................       587,000
                                                                   ------------
                                                                      1,165,875
                                                                   ------------

        Transportation - 2.27%
 19,000 Airborne Freight Corp....................................       478,563
                                                                   ------------

        Total Common Stocks......................................    18,430,731
                                                                   ------------
        (Cost $19,473,579)

 Total Investments - 87.30%.......................................   18,430,731
                                                                   ------------
 (Cost $19,473,579)
 Net Other Assets and Liabilities - 12.70%                            2,680,440
                                                                   ------------
 Net Assets - 100.00%............................................. $ 21,111,171
                                                                   ============

------------------------
* Non-income producing security.

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

HIDDEN VALUE FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 92.66%

        Advertising - 1.76%
  1,300 Young & Rubicam, Inc. *....................................  $    58,013
                                                                     -----------

        Aerospace/Defense - 1.68%
  1,500 Goodrich (B.F.) Co.........................................       55,406
                                                                     -----------

        Airlines/Air Transportation - 4.45%
  3,200 Airborne Freight Corp......................................       80,600
  1,300 Delta Air Lines, Inc.......................................       66,056
                                                                     -----------
                                                                         146,656
                                                                     -----------

        Automobile - 2.64%
  2,000 Dana Corp. ................................................       87,125
                                                                     -----------

        Banks - 3.99%
  2,600 Cullen/Frost Bankers, Inc..................................       67,925
  3,500 North Fork Bancorporation, Inc.............................       63,438
                                                                     -----------
                                                                         131,363
                                                                     -----------

        Basic Materials - 7.03%
  2,000 Carpenter Technology Corp..................................       45,750
  1,100 PPG Industries, Inc........................................       66,069
  2,000 Timken Co..................................................       35,125
  2,700 Trinity Industries, Inc....................................       84,712
                                                                     -----------
                                                                         231,656
                                                                     -----------

        Building & Construction - 1.26%
  4,900 Champion Enterprises, Inc. *...............................       41,650
                                                                     -----------

        Business Services - 2.13%
  3,200 Reynolds & Reynolds Co., Class A...........................       70,000
                                                                     -----------

        Capital Goods - 8.44%
  2,000 Case Corp. ................................................       98,750
  3,000 Crane Co...................................................       72,187
  4,200 Flowserve Corp. ...........................................       66,413
  1,300 Oak Industries, Inc. *.....................................       40,788
                                                                     -----------
                                                                         278,138
                                                                     -----------

        Chemicals & Allied Products - 3.29%
  3,300 Cabot Corp.................................................       76,106
  1,200 Cambrex Corp...............................................       32,250
                                                                     -----------
                                                                         108,356
                                                                     -----------

        Computer Hardware/Software - 3.98%
  3,000 Keane, Inc. *..............................................       64,875
  2,000 Seagate Technology, Inc. *.................................       66,375
                                                                     -----------
                                                                         131,250
                                                                     -----------


                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Conglomerates - 9.71%
  3,500 Federal Signal Corp........................................  $    73,281
  3,000 Lancaster Colony Corp......................................       98,625
  1,600 TRW, Inc...................................................       87,200
  2,600 United Dominion Industries, Ltd............................       60,775
                                                                     -----------
                                                                         319,881
                                                                     -----------

        Electronics - 5.56%
  3,600 Arrow Electronics, Inc. *..................................       71,550
  3,900 Esterline Technologies Corp. *.............................       63,863
  3,000 Varian, Inc. *.............................................       47,625
                                                                     -----------
                                                                         183,038
                                                                     -----------

        Financial Services - 3.08%
  2,800 Charter One Financial, Inc.................................       65,537
    900 Fleet Financial Group, Inc.................................       35,831
                                                                     -----------
                                                                         101,368
                                                                     -----------

        Food - 2.03%
  2,100 Suiza Foods Corp. *........................................       66,937
                                                                     -----------

        Insurance - 3.51%
  4,000 Ohio Casualty Corp. .......................................       61,500
  3,500 Old Republic International Corp. ..........................       54,250
                                                                     -----------
                                                                         115,750
                                                                     -----------
        Machinery - 3.77%
  3,000 AptarGroup, Inc. ..........................................       77,250
  2,000 Robbins & Myers, Inc. .....................................       47,000
                                                                     -----------
                                                                         124,250
                                                                     -----------

        Medical Products - 5.30%
  2,700 DENTSPLY International, Inc. ..............................       66,994
  3,100 Lincare Holdings, Inc. *...................................       81,763
  1,200 Varian Medical Systems, Inc. ..............................       25,950
                                                                     -----------
                                                                         174,707
                                                                     -----------

        Multimedia - 1.69%
  2,000 The Walt Disney Co. .......................................       55,500
                                                                     -----------

        Oil, Gas & Petroleum - 5.15%
  2,500 Tidewater, Inc. ...........................................       81,250
  1,500 Unocal Corp................................................       62,812
  1,800 Vintage Petroleum, Inc.....................................       25,762
                                                                     -----------
                                                                         169,824
                                                                     -----------



                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

HIDDEN VALUE FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                      Value
 Shares                                                             (Note 2)
 ------                                                             --------

        Publishing - 4.18%
    600 Gannett Co., Inc.........................................  $    40,763
  1,800 Knight-Ridder, Inc. .....................................       97,088
                                                                   -----------
                                                                       137,851
                                                                   -----------

        Real Estate Investment Trust - 1.72%
  2,000 Mack-Cali Realty Corp....................................       56,750
                                                                   -----------

        Retail - 3.65%
  1,600 BJ's Wholesale Club, Inc. *..............................       45,200
  1,800 Ross Stores, Inc.........................................       74,925
                                                                   -----------
                                                                       120,125
                                                                   -----------

        Telecommunications - 2.66%
  5,000 Andrew Corp. *...........................................       87,500
                                                                   -----------

        Total Common Stocks......................................    3,053,094
                                                                   -----------
        (Cost $3,124,194)

 Total Investments - 92.66%.......................................   3,053,094
                                                                   -----------
 (Cost $3,124,194)
 Net Other Assets and Liabilities - 7.34%.........................     241,829
                                                                   -----------
 Net Assets - 100.00%............................................. $ 3,294,923
                                                                   ===========

------------------------
* Non-income producing security

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

ALL CAP VALUE FUND
Portfolio of Investments -- August 31, 1999

                                                                     Value
 Shares                                                             (Note 2)
 ------                                                             --------
 COMMON STOCKS - 84.84%

        Aerospace/Defense - 5.76%
    450 AlliedSignal, Inc. .....................................  $     27,562
    489 United Technologies Corp. ..............................        32,335
                                                                  ------------
                                                                        59,897
                                                                  ------------

        Automobile - 4.01%
    800 Ford Motor Company......................................        41,700
                                                                  ------------

        Banks - 7.03%
    350 Chase Manhattan Corp. ..................................        29,290
  1,100 Fleet Financial Group, Inc. ............................        43,794
                                                                  ------------
                                                                        73,084
                                                                  ------------

        Chemicals and Allied Products - 4.98%
    400 Eastman Kodak Co. ......................................        29,375
    600 Rohm and Haas Co. ......................................        22,425
                                                                  ------------
                                                                        51,800
                                                                  ------------

        Computer Hardware & Software - 13.21%
    210 International Business Machines Corp. ..................        26,158
    750 NCR Corp. *.............................................        32,812
    390 Sun Microsystems, Inc. *................................        31,005
  1,100 Unisys Corp. *..........................................        47,300
                                                                  ------------
                                                                       137,275
                                                                  ------------

        Consumer Products - 5.01%
    800 PepsiCo, Inc. ..........................................        27,300
    350 Whirlpool Corp. ........................................        24,741
                                                                  ------------
                                                                        52,041
                                                                  ------------

        Entertainment - 2.35%
  1,000 Hasbro, Inc. ...........................................        24,438
                                                                  ------------

        Financial Services - 11.98%
    200 American Express Co. ...................................        27,500
    650 Citigroup, Inc. ........................................        28,884
    500 Freddie Mac.............................................        25,750
    200 Merrill Lynch & Co., Inc. ..............................        14,925
    700 Paine Webber Group, Inc. ...............................        27,475
                                                                  ------------
                                                                       124,534
                                                                  ------------

        Food - 2.70%
    600 Heinz (H.J.) Co. .......................................        28,013
                                                                  ------------

        Health Care Services - 10.85%
    700 Abbott Laboratories.....................................        30,363
    600 American Home Products Corp. ...........................        24,900

                                                          Value
 Shares                                                 (Note 2)
 ------                                                 --------

        Health Care Services - (continued)
  1,050 Becton, Dickinson & Co. .....................  $    29,531
    900 McKesson HBOC, Inc. .........................       28,013
                                                       -----------
                                                           112,807
                                                       -----------

        Hotels and Restaurants - 4.61%
    600 Promus Hotel Corp. *.........................       17,437
    750 Tricon Global Restaurants, Inc. *............       30,469
                                                       -----------
                                                            47,906
                                                       -----------

        Oil, Gas and Petroleum - 4.78%
    190 BP Amoco PLC, ADR............................       21,304
    425 Schlumberger, Ltd. ..........................       28,369
                                                       -----------
                                                            49,673
                                                       -----------

        Office Products - 2.75%
    600 Xerox Corp. .................................       28,650
                                                       -----------


        Publishing - 4.82%
    300 Gannett Co., Inc. ...........................       20,381
    550 Knight-Ridder, Inc. .........................       29,666
                                                       -----------
                                                            50,047
                                                       -----------

        Total Common Stocks..........................      881,865
                                                       -----------
        (Cost $822,430)

 Total Investments - 84.84%...........................     881,865
                                                       -----------
 (Cost $822,430)
 Net Other Assets and Liabilities - 15.16%............     157,567
                                                       -----------
 Net Assets - 100.00%................................. $ 1,039,432
                                                       ===========

------------------------
*Non-income producing security
ADRAmerican Depository Receipt

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

CORE EQUITY FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                              -----------
 COMMON STOCKS - 96.21%

        Airlines/Transportation - 0.99%
  1,000 Delta Air Lines, Inc. .....................................  $    50,812
                                                                     -----------

        Automobile - 3.39%
  1,537 Delphi Automotive Systems Corp. ...........................       28,819
  2,200 General Motors Corp. ......................................      145,475
                                                                     -----------
                                                                         174,294
                                                                     -----------

        Banks - 14.16%
  3,400 Bank of America Corp. .....................................      205,700
  6,400 Bank of New York Co., Inc. ................................      228,800
  5,800 U.S. Bancorp...............................................      179,075
  2,900 Wells Fargo Co. ...........................................      115,456
                                                                     -----------
                                                                         729,031
                                                                     -----------

        Consumer Products - 7.05%
  1,500 Hershey Foods Corp. .......................................       80,344
  3,100 Kimberly-Clark Corp. ......................................      176,506
  1,500 Whirlpool Corp. ...........................................      106,031
                                                                     -----------
                                                                         362,881
                                                                     -----------

        Diversified - 7.23%
  1,600 American General Corp. ....................................      113,600
  2,300 General Electric Co. ......................................      258,319
                                                                     -----------
                                                                         371,919
                                                                     -----------

        Financial Services - 3.86%
  3,200 Fannie Mae.................................................      198,800
                                                                     -----------

        Health Care Products - 3.63%
  4,500 American Home Products Corp. ..............................      186,750
                                                                     -----------

        Insurance - 7.73%
  2,875 American International Group, Inc. ........................      266,477
  2,300 Chubb Corp. ...............................................      131,531
                                                                     -----------
                                                                         398,008
                                                                     -----------

        Machinery - 3.34%
  2,700 Ingersoll-Rand Co. ........................................      171,787
                                                                     -----------

        Manufacturing - 3.54%
  1,700 Caterpillar, Inc. .........................................       96,263
  1,100 Illinois Tool Works, Inc. .................................       85,731
                                                                     -----------
                                                                         181,994
                                                                     -----------



                                                                        Value
 Shares                                                               (Note 2)
 ------                                                              -----------

        Office Products - 6.15%
  2,200 Avery Dennison Corp. ......................................  $   120,725
  4,100 Xerox Corp. ...............................................      195,775
                                                                     -----------
                                                                         316,500
                                                                     -----------

        Oil, Gas & Petroleum - 4.97%
  2,500 Mobil Corp. ...............................................      255,938
                                                                     -----------

        Retail - 13.41%
  3,100 Costco Wholesale Corp. *...................................      231,725
  4,000 Dayton Hudson Corp. .......................................      232,000
  5,800 May Department Stores Co. .................................      226,563
                                                                     -----------
                                                                         690,288
                                                                     -----------

        Semiconductors - 6.55%
  4,100 Intel Corp. ...............................................      336,969
                                                                     -----------

        Telecommunications - 6.63%
  2,000 AT & T Corp. ..............................................       90,000
  4,100 Bell Atlantic Corp. .......................................      251,125
                                                                     -----------
                                                                         341,125
                                                                     -----------

        Utilities - 3.59%
  1,700 FPL Group, Inc. ...........................................       91,800
  2,300 Texas Utilities Co. .......................................       93,006
                                                                     -----------
                                                                         184,806
                                                                     -----------

        Total Common Stocks........................................    4,951,902
                                                                     -----------
        (Cost $4,630,884)

 Total Investments - 96.21%.........................................   4,951,902
                                                                     -----------
 (Cost $4,630,884)
 Net Other Assets and Liabilities - 3.79%...........................     195,084
                                                                     -----------
 Net Assets - 100.00%............................................... $ 5,146,986
                                                                     ===========

------------------------
* Non-income producing security

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

INTERNATIONAL SMALL CAP EQUITY FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 100.00%

        Austria - 5.70%
    215 IT-Informationstechnologie.................................  $    45,498
 12,000 Uproar Ltd. ...............................................      241,247
    530 BWT AG.....................................................       98,980
                                                                     -----------
                                                                         385,725
                                                                     -----------

        Belgium - 2.92%
  3,250 Creyf's N.V. ..............................................       85,971
 10,000 Internoc Holding NV........................................       29,627
  3,900 Xeikon N.V. ADR............................................       81,900
                                                                     -----------
                                                                         197,498
                                                                     -----------

        Czech Republic - 1.62%
  3,000 Ceske Radiokomunikace *....................................      109,500
                                                                     -----------

        France - 4.70%
    858 Infogrames Entertainment SA................................       63,095
    800 Jet Multimedia.............................................      139,754
  5,200 Pharming Group N.V. *......................................       45,117
  1,150 Fraikin....................................................       69,906
                                                                     -----------
                                                                         317,872
                                                                     -----------

        Germany - 9.61%
  8,600 Scala Business Solutions NV *..............................       61,878
  2,320 Boewe Systec AG............................................       69,471
  3,480 Vossloh AG.................................................       77,326
  3,000 QIAGEN N.V. *..............................................      124,274
  1,000 Rhoen-Klinikum AG..........................................      117,449
  6,000 Ideal Group SA*............................................      200,389
                                                                     -----------
                                                                         650,787
                                                                     -----------

        Hong Kong - 1.38%
 28,000 SmarTone Telecommunications Holdings Ltd. .................       93,395
                                                                     -----------

        Israel - 0.46%
  7,870 Supercom Ltd. .............................................       31,480
                                                                     -----------

        Italy - 3.27%
  6,000 Brembo Spa.................................................       73,326
  3,600 Banca Popolare Santa Venera................................       86,734
 13,500 Carraro Spa................................................       61,280
                                                                     -----------
                                                                         221,340
                                                                     -----------

        Japan - 25.58%
  4,400 Asatsu-DK, Inc. ...........................................      157,013
    600 Publicis SA................................................      124,432
  1,000 Aucnet, Inc. ..............................................       79,605
    350 Bellsystem 24, Inc. .......................................      176,137

                                                                       Value
 Shares                                                               (Note 2)
 ------                                                               --------

         Japan (continued)
     700 Benesse Corp. ...........................................  $    121,694
   5,000 Diamond Computer Service Co., Ltd. ......................       106,826
   2,000 Meitec Corp. ............................................        71,370
   6,000 Woodland Corp. ..........................................       175,130
   7,000 Mimasu Semiconductor Industry Co., Ltd. .................       138,988
   1,100 Doutor Coffee Co., Ltd. .................................        80,016
   6,000 Ushio, Inc. .............................................        77,409
   6,000 Asia Securities Printing Co., Ltd. ......................       200,384
   2,700 Paris Miki, Inc. ........................................       222,344
                                                                    ------------
                                                                       1,731,348
                                                                    ------------

         Netherlands - 7.06%
   4,000 Landis Group NV *........................................       101,154
   2,000 Fugro N.V. ..............................................        66,343
   1,700 Prolion Holding N.V.*....................................       191,569
   4,000 Koninklijke Frans........................................       118,507
                                                                    ------------
                                                                         477,573
                                                                    ------------

         Poland - 1.28%
   6,200 Prokom Software..........................................        86,490
                                                                    ------------

         Singapore - 2.03%
 245,000 Informatics Holdings, Ltd. ..............................       137,526
                                                                    ------------

         Spain - 4.87%
   9,820 Prosegur, CIA de Seguridad SA *..........................        97,048
   3,700 Mapfre Vida Seguros......................................       103,355
   5,200 Funespana SA *...........................................       128,970
                                                                    ------------
                                                                         329,373
                                                                    ------------

         Sweden - 2.32%
  11,000 Semcon AB................................................        86,846
   3,800 IBS AB *.................................................        70,157
                                                                    ------------
                                                                         157,003
                                                                    ------------

         Switzerland - 14.35%
     270 PubliGroupe SA ..........................................       202,712
     350 Gretag-Macbeth Holding AG................................        94,460
     800 SEZ Holding AG *.........................................       252,423
     440 Selecta Group............................................       194,715
     900 TAG Heuer International SA...............................        98,082
   1,000 Swisslog Holding AG......................................       129,155
                                                                    ------------
                                                                         971,547
                                                                    ------------



                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

INTERNATIONAL SMALL CAP EQUITY FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                       Value
 Shares                                                              (Note 2)
 ------                                                              --------

        United Kingdom - 12.85%
 56,000 Cordiant Communications Group Plc.........................  $   174,330
 36,000 Saatchi & Saatchi Plc.....................................      133,788
 51,700 Corporate Services........................................       88,997
 10,000 Autonomy Corp. Plc *......................................       85,500
  5,200 Memory Corp. Plc *........................................      114,140
  4,000 Psion Plc.................................................       61,778
    970 Belvedere SA *............................................       76,977
  4,000 Filtronic Plc.............................................       53,283
 70,000 Scoot.com Plc.............................................       53,493
  7,700 Granger Telecom Plc *.....................................       27,336
                                                                    -----------
                                                                        869,622
                                                                    -----------

        Total Common Stocks.......................................    6,768,079
                                                                    -----------
        (Cost $5,903,087)

 Total Investments - 100.00%.......................................   6,768,079
                                                                    -----------
 (Cost $5,903,087)
 Net Other Assets and Liabilities - 0.00%..........................          (4)
                                                                    -----------
 Net Assets - 100.00%.............................................. $ 6,768,075
                                                                    ===========

------------------------
*Non-income producing security
ADRAmerican Depository Receipt

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

INTERNATIONAL EQUITY FUND
Portfolio of Investments -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 99.54%

        Australia - 0.43%
  3,000 Smith (Howard) Limited.....................................  $    23,940
                                                                     -----------

        Belgium - 1.24%
  2,000 Fortis Bank Nederland *....................................       68,776
                                                                     -----------

        Brazil - 0.62%
  1,500 Telesp Celular Participacoes SA ADR........................       34,688
                                                                     -----------

        Finland - 6.54%
  3,480 Nokia Oyj *................................................      290,893
  3,000 Sonera Group Oyj...........................................       72,850
                                                                     -----------
                                                                         363,743
                                                                     -----------

        France - 16.89%
    600 Alcatel....................................................       92,055
    700 CAP Gemini SA..............................................      120,359
  3,650 CNP Assurances *...........................................       96,358
    500 Compagnie De Saint Gobain..................................       96,816
    340 Elf Aquitaine SA...........................................       59,719
    120 Essilor International SA...................................       40,123
  3,000 Rhone-Poulenc..............................................      145,763
  1,000 Sidel SA...................................................      110,782
  2,304 Vivendi....................................................      178,208
                                                                     -----------
                                                                         940,183
                                                                     -----------

        Germany - 9.81%
    500 AXA Colonia Konzern AG.....................................       48,673
  2,500 Deutsche Telekom AG........................................      110,836
    850 Douglas Holding AG.........................................       36,875
    150 Karstadt AG................................................       71,104
  1,040 Mannesmann AG..............................................      159,782
  1,000 Siemens AG.................................................       84,225
  1,000 Volkswagen AG..............................................       34,600
                                                                     -----------
                                                                         546,095
                                                                     -----------

        Hong Kong - 0.70%
  4,000 Hutchison Whampoa, Ltd. ...................................       39,022
                                                                     -----------

        Italy - 3.81%
 70,000 Seat-Pagine Gialle Spa.....................................       96,657
 14,000 Credito Italiano...........................................       64,735
  3,750 San Paolo-IMI Spa..........................................       50,432
                                                                     -----------
                                                                         211,824
                                                                     -----------

        Japan - 22.87%
  1,200 Asatsu-DK, Inc.............................................       42,822
    300 Bellsystem 24, Inc.........................................      150,974

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------

        Japan (continued)
    500 Benesse Corp. .............................................  $    86,925
  2,000 Honda Motor Co., Ltd.......................................       80,520
  1,000 Matsushita Communication Industrial Co.....................       85,186
    900 NIDEC Corp. ...............................................      177,793
      2 NTT Mobile Communications..................................       33,306
      8 NTT Mobile Communications-New *............................      132,492
    400 Promise Co., Ltd...........................................       33,306
  4,000 Sanwa Bank, Ltd............................................       54,900
  1,000 Secom Co., Ltd. ...........................................      136,792
  1,000 Shin-Etsu Chemical Co., Ltd................................       40,809
    100 Shohkoh Fund & Co., Ltd....................................       72,559
    700 Sony Corp..................................................       90,823
  3,000 Sumitomo Bank, Ltd.........................................       41,175
  1,000 Ushio, Inc. ...............................................       12,901
                                                                     -----------
                                                                       1,273,283
                                                                     -----------

        Netherlands - 2.35%
    460 Koninklijke (Royal) Philips Electronics N.V................       47,480
  1,517 ING Groep N.V. ............................................       83,307
                                                                     -----------
                                                                         130,787
                                                                     -----------

        Portugal - 2.11%
  1,500 Banco Commercial...........................................       39,901
    600 Telecel Communicaacaoes Pessoais SA *......................       77,580
                                                                     -----------
                                                                         117,481
                                                                     -----------

        Singapore - 0.75%

  2,500 Singapore Press Holdings...................................       41,728
                                                                     -----------

        Sweden - 3.04%
  8,300 Skandia Forksakrings.......................................      169,367
                                                                     -----------

        Switzerland - 10.96%
     52 Nestle SA..................................................      102,848
    102 Novartis AG................................................      147,088
     10 Roche Holding AG...........................................      115,892
    200 Selecta Group..............................................       88,507
    550 UBS AG.....................................................      155,532
                                                                     -----------
                                                                         609,867
                                                                     -----------

        United Kingdom - 17.42%
  6,700 British Sky Broadcasting Group Plc.........................       63,596
  8,000 British Telecom Plc........................................      124,972
 15,000 Invensys Plc...............................................       76,860

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- August 31, 1999

                                                                        Value
 Shares                                                               (Note 2)
 ------                                                               --------
 COMMON STOCKS - 99.54%

        United Kingdom (continued)
  2,000 Cadbury Schweppes Plc......................................  $    12,645
  5,440 Compass Group Plc..........................................       51,023
 11,350 Lloyds TSB Group Plc.......................................      157,674
 11,600 Mediaset Spa...............................................      102,610
 13,100 National Grid Group........................................       87,779
  8,000 SmithKline Beecham.........................................      104,315
 20,000 WPP Group Plc..............................................      188,069
                                                                     -----------
                                                                         969,543
                                                                     -----------

        Total Common Stocks .......................................    5,540,327
                                                                     -----------
        (Cost $5,042,206)

 Total Investments - 99.54%.........................................   5,540,327
                                                                     -----------
 (Cost $5,042,206)
 Net Other Assets and Liabilities - 0.46%...........................      25,328
                                                                     -----------
 Net Assets - 100.00%............................................... $ 5,565,655
                                                                     ===========

------------------------
*Non-income producing security
ADRAmerican Depository Receipt

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

             STATEMENTS OF ASSETS AND LIABILITIES . August 31, 1999
--------------------------------------------------------------------------------

                                                       Behavioral
                             Behavioral    Behavioral  Long/Short     REIT
                             Growth Fund   Value Fund     Fund        Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments (Note 2):
  Investments at cost......  $68,254,702   $3,532,452  $5,191,965  $22,477,103
  Net unrealized
   appreciation
   (depreciation)..........   23,652,699      (48,317)    732,559      191,647
                             -----------   ----------  ----------  -----------
  Total investments at
   value...................   91,907,401    3,484,135   5,924,524   22,668,750
 Cash (Note 2).............    5,791,473      643,110          --      400,242
 Deposit with broker for
  securities sold short
  (Note 2).................           --           --   5,450,787           --
 Foreign currencies, at
  value(/1/) (Note 2)......           --           --          --           --
 Receivables:
  Investments sold.........    1,095,773           --     245,158           --
  Fund shares sold.........      493,934        9,964          --       37,889
  Dividends and interest...       56,535        2,490      10,110       53,654
 Organization costs (Note
  2).......................       21,270           --          --       21,287
 Prepaid expenses and other
  assets...................       11,431          201       1,362        6,441
                             -----------   ----------  ----------  -----------
  Total Assets.............   99,377,817    4,139,900  11,631,941   23,188,263
                             -----------   ----------  ----------  -----------
LIABILITIES:
 Payables:
  Investments purchased....      311,446      466,572      55,798      223,827
  Fund shares redeemed.....        7,000           --         --         5,036
  Securities sold short, at
   value (Proceeds
   $5,530,352) (Note 2)....           --           --   5,583,682           --
  Investment advisory
   fees--net (Note 3)......       75,118        3,023       7,915       20,195
  Service and distribution
   fees (Note 3)...........        3,619           --          --          314
  Administration fees (Note
   3)......................       19,768          720       1,277        4,808
  Accrued expenses and
   other payables (Note
   5)......................      111,127       18,123      40,919       49,789
                             -----------   ----------  ----------  -----------
  Total Liabilities........      528,078      488,438   5,689,591      303,969
                             -----------   ----------  ----------  -----------
NET ASSETS.................  $98,849,739   $3,651,462  $5,942,350  $22,884,294
                             ===========   ==========  ==========  ===========
NET ASSETS consist of (Note
 4):
 Paid-in capital (no par
  value)...................  $78,211,476   $3,603,499  $5,636,809  $23,399,781
 Undistributed net
  investment income
  (loss)...................           --       17,026     103,494      547,016
 Accumulated net realized
  gain (loss) on
  investments..............   (3,014,436)      79,254    (477,182)  (1,254,150)
 Net unrealized
  appreciation
  (depreciation) on
  investments..............   23,652,699      (48,317)    679,229      191,647
                             -----------   ----------  ----------  -----------
TOTAL NET ASSETS...........  $98,849,739   $3,651,462  $5,942,350  $22,884,294
                             ===========   ==========  ==========  ===========
SHARES OF BENEFICIAL
 INTEREST
 Institutional Class:
 Net Assets................  $94,075,264   $3,651,462  $5,942,350  $22,355,488
 Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized, no par
  value)...................    4,400,826      241,656     467,967    1,997,361
                             -----------   ----------  ----------  -----------
 Net Asset Value, Offering
  and Redemption Price Per
  Share....................  $     21.38   $    15.11  $    12.70  $     11.19
                             ===========   ==========  ==========  ===========
 Investor Class:
 Net Assets................  $ 4,589,591          N/A         N/A  $   508,835
 Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized, no par
  value)...................      215,343          N/A         N/A       45,530
                             -----------   ----------  ----------  -----------
 Net Asset Value, Offering
  and Redemption Price Per
  Share....................  $     21.31          N/A         N/A  $     11.18
                             ===========   ==========  ==========  ===========
 C Class:
 Net Assets................  $   184,884          N/A         N/A  $    19,971
 Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized, no par
  value)...................        8,687          N/A         N/A        1,788
                             -----------   ----------  ----------  -----------
 Net Asset Value,
  Redemption Price Per
  Share....................  $     21.28          N/A         N/A  $     11.17
                             ===========   ==========  ==========  ===========
 Maximum Offering Price Per
  Share (NAV/99%)..........  $     21.49          N/A         N/A  $     11.28
                             ===========   ==========  ==========  ===========

----------------------
(1) Cost of foreign currencies for International Small Cap Equity Fund and In-ternational Equity Fund is $45,021 and $713, respectively.
(2) Does not recalculate due to rounding.

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

                                                                       International International
Secial Smallp    Small Cap      Hidden     All Cap       Core            Small Cap      Equity
 Cap Fund       Value Fund    Value Fund  Value Fund  Equity Fund       Equity Fund      Fund
 -------------------------------------------------------------------------------------------------
  $14,847,501    $19,473,579  $3,124,194  $  822,430  $4,630,884        $5,903,087    $5,042,206
     392,770      (1,042,848)    (71,100)     59,435     321,018           864,992       498,121
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
  15,240,271      18,430,731   3,053,094     881,865   4,951,902         6,768,079     5,540,327
   1,054,774       2,775,774     116,635     116,001     185,097            23,127        11,979
          --              --          --          --          --                --            --
          --              --          --          --          --            45,498           710
      24,540              --     127,126      19,306          --                --        25,641
       6,000         212,570     136,108      16,125       5,000                --            --
      12,314          26,204       5,760       1,490      11,104             6,079        13,899
      21,252          21,252      21,269      21,270      21,270                --            --
       6,248           6,937         819         527       2,426             2,157         1,382
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
  16,365,399      21,473,468   3,460,811   1,056,584   5,176,799         6,844,940     5,593,938
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
     165,300         283,456     135,534          --          --            45,498            --
      37,000           6,243         256          --          --                --            --
          --              --          --          --          --                --            --
      17,871          18,240       2,610         632       3,293             6,255         4,375
          --             918       1,463         217         580                --            --
       6,873           4,343         687         213       1,113             1,360         1,151
      60,775          49,097      25,338      16,090      24,827            23,752        22,757
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
     287,819         362,297     165,888      17,152      29,813            76,865        28,283
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
  $16,077,580    $21,111,171  $3,294,923  $1,039,432  $5,146,986        $6,768,075    $5,565,655
  ===========    ===========  ==========  ==========  ==========        ==========    ==========
  $16,275,209    $22,140,531  $3,260,315  $  988,315  $4,827,548        $5,912,729    $5,038,721
          --            (415)      8,896       5,897      30,776           (10,574)       43,419
    (590,399)         13,903      96,812     (14,215)    (32,356)              871       (14,700)
     392,770      (1,042,848)    (71,100)     59,435     321,018           865,049       498,215
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
  $16,077,580    $21,111,171  $3,294,923  $1,039,432  $5,146,986        $6,768,075    $5,565,655
  ===========    ===========  ==========  ==========  ==========        ==========    ==========
  $16,077,580    $20,037,772  $1,627,584  $  951,906  $4,562,460        $6,768,075    $5,565,655
   1,252,742       1,479,626     130,459      62,539     297,699           447,251       393,990
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
  $    12.83     $     13.54  $    12.48  $    15.22  $    15.33        $    15.13    $    14.13
  ===========    ===========  ==========  ==========  ==========        ==========    ==========
         N/A     $   956,521  $1,667,339  $   54,603  $  579,544               N/A           N/A
         N/A          70,754     133,857       3,588      37,858               N/A           N/A
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
         N/A     $     13.52  $    12.46  $    15.22  $    15.31               N/A           N/A
  ===========    ===========  ==========  ==========  ==========        ==========    ==========
         N/A     $   116,878         N/A  $   32,923  $    4,982               N/A           N/A
         N/A           8,652         N/A       2,169         328               N/A           N/A
  -----------    -----------  ----------  ----------  ----------        ----------    ----------
         N/A     $     13.51         N/A  $    15.18  $    15.21(/2/)          N/A           N/A
  ===========    ===========  ==========  ==========  ==========        ==========    ==========
         N/A     $     13.65         N/A  $    15.33  $    15.36               N/A           N/A
  ===========    ===========  ==========  ==========  ==========        ==========    ==========

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

        STATEMENTS OF OPERATIONS . For the periods ended August 31, 1999
--------------------------------------------------------------------------------


                                                                     Behavioral
                                  Behavioral           Behavioral    Long/Short         REIT
                          Growth Fund(/1/)(/7/)(/8/) Value Fund(/2/) Fund(/2/)   Fund(/3/)(/4/)(/9/)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends (Note 2)......         $    90,966          $    6,380    $  11,553       $1,060,952
 Foreign taxes withheld
  on dividend income
  (Note 2)...............                  --                  --           --               --
 Interest (Note 2).......             137,837               3,685      136,519           25,164
                                 -----------           ---------     ---------       ----------
  Total investment
   income................             228,803              10,065      148,072        1,086,116
                                 -----------           ---------     ---------       ----------
EXPENSES:
 Investment advisory fees
  (Note 3)...............             376,813              10,202       50,272          182,364
 Administration fees
  (Note 3)...............              99,161               2,429        8,109           43,420
 Custodian fees (Note
  3).....................              29,723              10,285        5,084           11,015
 Professional fees.......              67,143              12,558       12,565           29,635
 Transfer agent fees.....              73,401              16,775       18,330           44,542
 Trustees' fees (Note
  5).....................              13,431                 286        1,150            6,500
 Reports to
  shareholders...........               7,414                 339          775            2,004
 Amortization of
  organization costs
  (Note 2)...............               6,380                  --           --            6,380
 Offering costs..........              43,423              23,486       25,402            6,317
 Service and distribution
  fees - Investor Class
  (Note 3)...............               6,158                  --           --              452
 Service and distribution
  fees - C Class (Note
  3).....................                 177                  --           --               15
 Other fees..............              15,643                 278        1,254           12,034
 Dividends on securities
  sold short (Note 2)....                  --                  --          208               --
                                 -----------           ---------     ---------       ----------
  Total expenses before
   waiver/reimbursement..             738,867              76,638      123,149          344,678
  Less:
   Waiver/reimbursement
   (Note 3)..............            (218,521)            (63,138)     (58,110)        (100,455)
  Less: Service and
   distribution fees
   waiver (Note 3).......                 (45)                 --           --               --
                                 -----------           ---------     ---------       ----------
  Total expenses net of
   waiver/reimbursement..             520,301              13,500       65,039          244,223
                                 -----------           ---------     ---------       ----------
NET INVESTMENT INCOME
 (LOSS)..................            (291,498)             (3,435)      83,033          841,893
                                 -----------           ---------     ---------       ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Net realized gain
   (loss) on:
  Investments sold.......          (2,841,027)             79,254       29,102       (1,172,811)
  Securities sold
   short.................                  --                  --     (506,284)              --
  Foreign currency
   related
   transactions..........                  --                  --           --               --
  Net change in
   unrealized
   appreciation
   (depreciation) on:
  Investments............          24,604,678             (48,317)     732,559        1,508,354
  Securities sold
   short.................                  --                  --      (53,330)              --
  Foreign currency
   related
   transactions..........                  --                  --           --               --
                                 -----------           ---------     ---------       ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                    21,763,651              30,937      202,047          335,543
                                 -----------           ---------     ---------       ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS..............         $21,472,153          $   27,502    $ 285,080       $1,177,436
                                 ===========           =========     =========       ==========

------------------------------------------
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

  Special                                                                                  International
   Small           Small Cap          Hidden           All Cap                Core           Small Cap   International
    Cap              Value            Value             Value                Equity           Equity        Equity
 Fund(/5/)    Fund(/5/)(/7/)(/8/) Fund(/1/)(/7/) Fund(/1/)(/7/)(/10/) Fund(/1/)(/7/)(/11/)   Fund(/6/)     Fund(/6/)
--------------------------------------------------------------------------------------------------------------
 $ 167,569        $  183,689        $  30,850         $   8,254            $  70,105        $   45,155    $   76,154
        --                --               --                --                   --            (6,516)       (9,940)
    13,645            40,562            5,984             1,675               13,313             8,129         8,468
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
   181,214           224,251           36,834             9,929               83,418            46,768        74,682
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
   155,906           183,573           19,851             4,879               32,670            38,928        28,069
    39,702            43,708            5,224             1,648               11,037             8,463         7,387
     8,295             9,750            7,960             7,750                8,035            17,228        10,605
    27,839            31,086           14,056            12,424               15,653            13,428        12,928
    29,291            63,160           49,510            54,002               50,543            17,912        17,689
     6,147             6,822              694               229                1,638             1,285         1,119
     5,563             1,081              777               312                   36               871           760
     6,380             6,380            6,381             6,380                6,380                --            --
     3,378            18,398           17,840            19,909               18,612            26,685        26,467
        --             1,197            2,167               181                  728                --            --
        --               139               --                35                   --                --            --
     9,756            10,577            1,554             1,437                3,605             1,325         1,181
        --                --               --                --                   --                --            --
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
   292,257           375,871          126,014           109,186              148,937           126,125       106,205
   (28,586)         (130,092)         (96,729)         (102,453)            (104,497)          (71,972)      (63,367)
        --               (17)            (102)             (181)                (108)               --            --
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
   263,671           245,762           29,183             6,552               44,332            54,153        42,838
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
   (82,457)          (21,511)           7,651             3,377               39,086            (7,385)       31,844
 ----------       ----------        ---------         ---------            ---------        ---------     ---------

  (196,115)           47,095          104,786            (3,137)             (29,336)            1,630       (14,700)
        --                --               --                --                   --                --            --
        --                --               --                --                   --           (27,315)      (11,792)
 3,226,443         3,182,571          309,551           119,489              501,435           864,992       498,121
        --                --               --                --                   --                --            --
        --                --               --                --                   --                57            94
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
 3,030,328         3,229,666          414,337           116,352              472,099           839,364       471,723
 ----------       ----------        ---------         ---------            ---------        ---------     ---------
 $2,947,871       $3,208,155        $ 421,988         $ 119,729            $ 511,185        $  831,979    $  503,567
 ==========       ==========        =========         =========            =========        =========     =========

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

         STATEMENT OF CASH FLOWS . For the period ended August 31, 1999
--------------------------------------------------------------------------------

                                                  Behavioral Long/Short Fund
-------------------------------------------------------------------------------
NET INCREASE IN CASH:
Cash flows from operating activities:
 Interest and dividends received...............  $    138,170
 Operating expenses paid.......................       (14,928)
 Purchases of long-term securities.............    (7,677,742)
 Net purchases of short-term securities........      (276,827)
 Proceeds from sales of long-term securities...     2,783,417
                                                 ------------
Net cash used in operating activities..........                  $  (5,047,910)
Cash flows from financing activities:
 Dividends on securities sold short............          (208)
 Net shareholder subscriptions and
  redemptions..................................     5,657,270
 Proceeds from securities sold short...........     7,828,563
 Purchases of securities sold short............    (2,986,928)
 Deposit with broker for securities sold
  short........................................    (5,450,787)
                                                 ------------
Net cash provided by financing activities......                      5,047,910
                                                                -------------
Net increase in cash...........................                              0
Cash - beginning of period.....................                              0
                                                                -------------
Cash - end of period...........................                  $           0
                                                                =============
 RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH USED IN
  OPERATING ACTIVITIES:
Net increase in net assets resulting from
 operations....................................                  $     285,080
 Increase in investments, net..................    (5,371,629)
 Increase in dividends and interest
  receivable...................................       (10,110)
 Increase in prepaid expenses and other
  assets.......................................        (1,362)
 Increase in investment advisory fee payable...         7,915
 Increase in administration fee payable........         1,277
 Increase in accrued expenses and other
  payables.....................................        40,919
                                                 ------------
  Total adjustments............................                     (5,332,990)
                                                                -------------
Net cash used in operating activities..........                   $ (5,047,910)
                                                                =============

                       See Notes to Financial Statements.

                      This page intentionally left blank.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             Behavioral
                                Behavioral Growth Fund(/1/)(/7/)(/8/)      Value Fund(/2/)
                            ------------------------------------------     ---------------
                                Year Ended             Period ended         Period ended
                             August 31, 1999         August 31, 1998       August 31, 1999
------------------------------------------------------------------------------------------
NET ASSETS at beginning of
 period...................    $         5,294,388     $               --     $       --
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income
  (loss)..................               (291,498)                (8,228)        (3,435)
 Net realized gain (loss)
  on investments..........             (2,841,027)              (173,410)        79,254
 Net change in unrealized
  appreciation
  (depreciation) on
  investments.............             24,604,678               (951,978)       (48,317)
                              -------------------     ------------------     ----------
 Net increase (decrease)
  in net assets resulting
  from operations.........             21,472,153             (1,133,616)        27,502
                              -------------------     ------------------     ----------
Distributions to
 shareholders (Note 4):
 Institutional Class
  Shares:
  Net investment income...                     --                     --             --
  Net realized gains......                     --                     --             --
 Investor Class Shares:
  Net investment income...                     --                     --             --
  Net realized gains......                     --                     --             --
                              -------------------     ------------------     ----------
 Total distributions to
  shareholders............                     --                     --             --
                              -------------------     ------------------     ----------
Capital share
 transactions:
 Institutional Class
  Shares:
  Proceeds from Shares
   issued.................             74,149,825              6,766,150      3,656,376
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                     --             --
  Cost of Shares
   redeemed...............             (6,080,995)              (388,146)       (32,416)
                              -------------------     ------------------     ----------
  Increase in net assets
   derived from
   Institutional Class
   Share transactions.....             68,068,830              6,378,004      3,623,960
                              -------------------     ------------------     ----------
 Investor Class Shares:
  Proceeds from Shares
   issued.................              4,233,947                 50,000            N/A
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                     --            N/A
  Cost of Shares
   redeemed...............               (397,454)                    --            N/A
                              -------------------     ------------------     ----------
  Increase in net assets
   derived from Investor
   Class Share
   transactions...........              3,836,493                 50,000            N/A
                              -------------------     ------------------     ----------
 C Class Shares:
  Proceeds from Shares
   issued.................                177,875                    N/A            N/A
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                    N/A            N/A
  Cost of Shares
   redeemed...............                     --                    N/A            N/A
                              -------------------     ------------------     ----------
  Increase in net assets
   derived from C Class
   Share transactions.....                177,875                    N/A            N/A
                              -------------------     ------------------     ----------
Increase in net assets
 derived from capital
 share transactions.......             72,083,198              6,428,004      3,623,960
                              -------------------     ------------------     ----------
Total increase in net
 assets...................             93,555,351              5,294,388      3,651,462
                              -------------------     ------------------     ----------
NET ASSETS at end of
 period ..................    $        98,849,739     $        5,294,388     $3,651,462
                              ===================     ==================     ==========
Undistributed net
 investment income
 (loss)...................    $                --     $               --     $   17,026
                              -------------------     ------------------     ----------
OTHER INFORMATION:
Share transactions:
 Institutional Class
  Shares:
  Sold....................              4,306,126                470,937        243,753
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                     --             --
  Redeemed................               (348,452)               (27,785)        (2,097)
                              -------------------     ------------------     ----------
  Total Institutional
   Class transactions.....              3,957,674                443,152        241,656
                              -------------------     ------------------     ----------
 Investor Class Shares:
  Sold....................                233,173                  3,392            N/A
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                     --            N/A
  Redeemed................                (21,222)                    --            N/A
                              -------------------     ------------------     ----------
  Total Investor Class
   transactions...........                211,951                  3,392            N/A
                              -------------------     ------------------     ----------
 C Class Shares:
  Sold....................                  8,687                    N/A            N/A
  Issued to shareholders
   in reinvestment of
   distributions..........                     --                    N/A            N/A
  Redeemed................                     --                    N/A            N/A
                              -------------------     ------------------     ----------
  Total C Class
   transactions...........                  8,687                    N/A            N/A
                              -------------------     ------------------     ----------
Net increase in capital
 shares...................              4,178,312                446,544        241,656
                              ===================     ==================     ==========

----------------------
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

Behavioral
Long/Short
 Fund(/2/)    REIT Fund(/3/)(/4/)(/9/)    Special Small Cap Fund(/5/)     Small Cap Value Fund (/5/)(/7/)(/8/)
 ----------   --------------------------- -----------------------------   -----------------------------------------
   Year                        Period
   Ended      Period ended      ended      Year Ended     Period ended
  August       August 31,    August 31,    August 31,      August 31,         Year Ended            Period ended
 31, 1999         1999          1998          1999            1998         August 31, 1999        August 31, 1998
----------------------------------------------------------------------------------------------------------------------
 $      --    $  9,122,042   $        --  $  11,286,389   $          --            $13,879,749     $          100,000
    83,033         841,893       168,577        (82,457)        (27,446)               (21,511)                 4,458
  (477,182)     (1,172,811)     (189,265)      (196,115)       (394,284)                47,095                 71,166
   679,229       1,508,354    (1,316,707)     3,226,443      (2,833,673)             3,182,571             (4,225,418)
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
   285,080       1,177,436    (1,337,395)     2,947,871      (3,255,403)             3,208,155             (4,149,794)
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
        --        (363,218)           --             --              --                (23,442)                    --
        --              --            --             --              --                (71,791)                    --
        --              --            --             --              --                    (30)                    --
        --              --            --             --              --                   (182)                    --
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
        --        (363,218)           --             --              --                (95,445)                    --
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
 5,936,333      15,763,544    10,717,058     12,234,293      15,289,122             14,233,391             18,068,590
        --         362,073            --             --              --                 93,248                     --
  (279,063)     (3,695,055)     (257,621)   (10,390,973)       (747,330)           (11,202,241)              (177,415)
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
 5,657,270      12,430,562    10,459,437      1,843,320      14,541,792              3,124,398             17,891,175
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A         498,714           N/A            N/A             N/A              1,731,869                 38,368
       N/A              --           N/A            N/A             N/A                    211                     --
       N/A          (1,253)          N/A            N/A             N/A               (858,334)                    --
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A         497,461           N/A            N/A             N/A                873,746                 38,368
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A          20,011           N/A            N/A             N/A                120,568                    N/A
       N/A              --           N/A            N/A             N/A                     --                    N/A
       N/A              --           N/A            N/A             N/A                     --                    N/A
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A          20,011           N/A            N/A             N/A                120,568                    N/A
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
 5,657,270      12,948,034    10,459,437      1,843,320      14,541,792              4,118,712             17,929,543
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
 5,942,350      13,762,252     9,122,042      4,791,191      11,286,389              7,231,422             13,779,749
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
 $5,942,350   $ 22,884,294   $ 9,122,042  $  16,077,580   $  11,286,389     $       21,111,171     $       13,879,749
 ==========   ============   ===========  =============   =============     ==================     ==================
 $ 103,494    $    547,016   $   130,644  $          --   $          --     $             (415)    $            7,565
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
   492,681       1,440,463       878,904      1,068,414       1,143,447              1,109,410              1,263,238
        --          29,824            --             --              --                  5,981                     --
   (24,714)       (330,562)      (21,268)      (900,945)        (58,173)              (906,129)                  (874)
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
   467,967       1,139,725       857,636        167,469       1,085,274                209,262              1,262,364
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A          45,642           N/A            N/A             N/A                131,580                  2,854
       N/A              --           N/A            N/A             N/A                     18                     --
       N/A            (112)          N/A            N/A             N/A                (63,698)                    --
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A          45,530           N/A            N/A             N/A                 67,900                  2,854
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A           1,788           N/A            N/A             N/A                  8,652                    N/A
       N/A              --           N/A            N/A             N/A                     --                    N/A
       N/A              --           N/A            N/A             N/A                     --                    N/A
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
       N/A           1,788           N/A            N/A             N/A                  8,652                    N/A
 ----------   ------------   -----------  -------------   -------------     ------------------     ------------------
   467,967       1,187,043       857,636        167,469       1,085,274                285,814              1,265,218
 ==========   ============   ===========  =============   =============     ==================     ==================

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                   Hidden Value Fund (/1/)(/7/)
                                               -------------------------------
                                                 Year Ended     Period ended
                                               August 31, 1999 August 31, 1998
-------------------------------------------------------------------------------
NET ASSETS at beginning of period............    $  964,979      $       --
Increase (decrease) in net assets resulting
 from operations:
 Net investment income (loss)................         7,651           2,819
 Net realized gain (loss) on investments ....       104,786           6,245
 Net change in unrealized appreciation
  (depreciation) on investments .............       309,551        (380,651)
                                                 ----------      ---------
 Net increase (decrease) in net assets
  resulting from operations..................       421,988        (371,587)
                                                 ----------      ---------
Distributions to shareholders (Note 4):
 Institutional Class Shares:
  Net investment income......................        (8,960)             --
  Net realized gains.........................       (13,732)             --
 Investor Class Shares:
  Net investment income......................          (318)             --
  Net realized gains.........................          (488)             --
                                                 ----------      ---------
 Total distributions to shareholders.........       (23,498)             --
                                                 ----------      ---------
Capital share transactions:
 Institutional Class Shares:
  Proceeds from Shares issued................     1,862,645       1,903,880
  Issued to shareholders in reinvestment of
   distributions.............................        22,692              --
  Cost of Shares redeemed....................    (1,586,895)       (617,314)
                                                 ----------      ---------
  Increase in net assets derived from
   Institutional Class Share transactions....       298,442       1,286,566
                                                 ----------      ---------
 Investor Class Shares:
  Proceeds from Shares issued................     3,396,388          50,000
  Issued to shareholders in reinvestment of
   distributions.............................           806              --
  Cost of Shares redeemed....................    (1,764,182)             --
                                                 ----------      ---------
  Increase in net assets derived from
   Investor Class Share transactions.........     1,633,012          50,000
                                                 ----------      ---------
 C Class Shares:
  Proceeds from Shares issued................           N/A             N/A
  Issued to shareholders in reinvestment of
   distributions.............................           N/A             N/A
  Cost of Shares redeemed....................           N/A             N/A
                                                 ----------      ---------
  Increase in net assets derived from C Class
   Share transactions........................           N/A             N/A
                                                 ----------      ---------
Increase in net assets derived from capital
 share transactions..........................     1,931,454       1,336,566
                                                 ----------      ---------
Total increase in net assets.................     2,329,944         964,979
                                                 ----------      ---------
NET ASSETS at end of period .................    $3,294,923      $  964,979
                                                 ==========      =========
Undistributed net investment income (loss)...    $    8,896      $    5,908
                                                 ----------      ---------
OTHER INFORMATION:
Share transactions:
 Institutional Class Shares:
  Sold.......................................       162,951         140,327
  Issued to shareholders in reinvestment of
   distributions.............................         2,035              --
  Redeemed...................................      (129,289)        (45,565)
                                                 ----------      ---------
  Total Institutional Class transactions.....        35,697          94,762
                                                 ----------      ---------
 Investor Class Shares:
  Sold.......................................       269,258           4,136
  Issued to shareholders in reinvestment of
   distributions.............................            72              --
  Redeemed...................................      (139,609)             --
                                                 ----------      ---------
  Total Investor Class transactions..........       129,721           4,136
                                                 ----------      ---------
 C Class Shares:
  Sold.......................................           N/A             N/A
  Issued to shareholders in reinvestment of
   distributions.............................           N/A             N/A
  Redeemed...................................           N/A             N/A
                                                 ----------      ---------
  Total C Class transactions.................           N/A             N/A
                                                 ----------      ---------
Net increase in capital shares...............       165,418          98,898
                                                 ==========      =========

----------------------
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------


            All Cap                        Core Equity            Int'l Small Cap    International
  Value Fund (/1/)(/7/)(/10/)         Fund (/1/)(/7/)(/11/)      Equity Fund (/6/) Equity Fund (/6/)
-------------------------------- ------------------------------- ----------------- -----------------
  Year ended      Period Ended     Year ended     Period ended     Period ended      Period ended
August 31, 1999  August 31, 1998 August 31, 1999 August 31, 1998  August 31, 1999   August 31, 1999
----------------------------------------------------------------------------------------------------
  $  329,619       $       --      $1,338,493      $       --       $       --        $       --
       3,377            1,621          39,086           5,068           (7,385)           31,844
      (3,137)         (11,078)        (29,336)         (3,019)         (25,685)          (26,492)
     119,489          (60,054)        501,435        (180,418)         865,049           498,215
  ----------       ----------      ----------      ----------       ----------        ----------
     119,729          (69,511)        511,185        (178,369)         831,979           503,567
  ----------       ----------      ----------      ----------       ----------        ----------
      (5,967)              --         (20,802)             --               --                --
         --                --              --              --               --                --
        (839)              --            (281)             --               --                --
          --               --              --              --               --                --
  ----------       ----------      ----------      ----------       ----------        ----------
      (6,806)              --         (21,083)             --               --                --
  ----------       ----------      ----------      ----------       ----------        ----------
     716,676          401,654       3,793,601       1,586,277        6,095,840         5,163,208
       5,967               --          20,801              --               --                --
    (160,519)         (52,524)     (1,050,831)       (119,415)        (159,744)         (101,120)
  ----------       ----------      ----------      ----------       ----------        ----------
     562,124          349,130       2,763,571       1,466,862        5,936,096         5,062,088
  ----------       ----------      ----------      ----------       ----------        ----------
          --           50,000         611,946          50,000              N/A               N/A
         840               --             281              --              N/A               N/A
          --               --         (62,423)             --              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
         840           50,000         549,804          50,000              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
      33,926              N/A           5,016             N/A              N/A               N/A
          --              N/A              --             N/A              N/A               N/A
          --              N/A              --             N/A              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
      33,926              N/A           5,016             N/A              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
     596,890          399,130       3,318,391       1,516,862        5,936,096         5,062,088
  ----------       ----------      ----------      ----------       ----------        ----------
     709,813          329,619       3,808,493       1,338,493        6,768,075         5,565,655
  ----------       ----------      ----------      ----------       ----------        ----------
  $1,039,432       $  329,619      $5,146,986      $1,338,493       $6,768,075        $5,565,655
  ==========       ==========      ==========      ==========       ==========        ==========
  $    5,897       $    4,710      $   30,776      $    8,157       $  (10,574)       $   43,419
  ----------       ----------      ----------      ----------       ----------        ----------
      47,852           29,587         261,172         105,147          459,420           401,990
         443               --           1,431              --               --                --
     (10,829)          (4,514)        (66,490)         (3,562)         (12,169)           (8,000)
  ----------       ----------      ----------      ----------       ----------        ----------
      37,466           25,073         196,113         101,585          447,251           393,990
  ----------       ----------      ----------      ----------       ----------        ----------
          --            3,526          38,348           3,390              N/A               N/A
          62               --              19              --              N/A               N/A
          --               --          (3,899)             --              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
          62            3,526          34,468           3,390              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
       2,170              N/A             328             N/A              N/A               N/A
          --              N/A              --             N/A              N/A               N/A
          --              N/A              --             N/A              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
       2,170              N/A             328             N/A              N/A               N/A
  ----------       ----------      ----------      ----------       ----------        ----------
      39,698           28,599         230,909         104,975          447,251           393,990
  ==========       ==========      ==========      ==========       ==========        ==========

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

     FINANCIAL HIGHLIGHTS . For a Share outstanding throughout the periods
--------------------------------------------------------------------------------


                                                        Behavioral Growth Fund
                         -------------------------------------------------------------------------------
                               Institutional Class(/1/)          Investor Class(/7/)      C Class(/8/)
                         ------------------------------- ------------------------------- ---------------
                           Year ended     Period ended     Year ended     Period ended    Period ended
                         August 31, 1999 August 31, 1998 August 31, 1999 August 31, 1998 August 31, 1999
--------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period....   $    11.86      $    12.50      $    11.85      $    14.74      $    19.44
Income from Investment
 Operations:
 Net investment income
  (loss) (+)............        (0.13)          (0.02)          (0.20)           0.00(A)        (0.07)
 Net realized and
  unrealized gain (loss)
  on investments........         9.65           (0.62)           9.66           (2.89)           1.91
                           ---------       ---------       ---------       ---------       ---------
 Total income (loss)
  from Investment
  Operations............         9.52           (0.64)           9.46           (2.89)           1.84
Less Distributions:
 Dividends from net
  investment income.....         0.00            0.00            0.00            0.00            0.00
 Distributions from
  capital gains.........         0.00            0.00            0.00            0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
 Total distributions....         0.00            0.00            0.00            0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
Net increase (decrease)
 in net asset value.....         9.52           (0.64)           9.46           (2.89)           1.84
                           ---------       ---------       ---------       ---------       ---------
Net Asset Value, end of
 period.................   $    21.38      $    11.86      $    21.31      $    11.85      $    21.28
                           =========       =========       =========       =========       =========
Total Return**..........        80.27%          (5.12)%         79.83%         (19.61)%          9.52%
Ratios/Supplemental
 Data:
Net Assets, end of
 period (in 000s).......   $   94,075      $    5,254      $    4,590      $       40      $      185
Ratios to average net
 assets:
 Net investment income
  (loss) including
  reimbursement.........        (0.72)%         (0.35)%*        (1.09)%         (0.35)%*        (1.66)%*
 Operating expenses
  including
  reimbursement.........         1.30%           1.30%*          1.65%           1.30%*          2.25%*
Portfolio turnover
 rate**.................           72%             67%             72%             67%             72%
+ The operating expenses may reflect a reduction of the adviser fee, an alloca-
  tion of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
 Net investment income
  (loss)................        (1.26)%         (5.08)%*        (1.77)%         (5.43)%*        (2.62)%*
 Operating Expenses.....         1.84%           6.03%*          2.33%           6.38%*          3.21%*
 Net investment income
  (loss) per share......   $    (0.23)     $    (0.27)     $    (0.32)     $    (0.07)     $    (0.11)

----------------------
 * Annualized
** For periods less than one year, percentages are not annualized.
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.
 (A) Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                       See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

  Behavioral       Behavioral
  Value Fund     Long/Short Fund                              REIT Fund                                 Special Small Cap Fund
---------------  --------------- --------------------------------------------------------------- -------------------------------
 Institutional    Institutional                                     Investor
  Class(/2/)       Class(/2/)         Institutional Class (/4/)    Class (/3/)    C Class (/9/)       Institutional Class (/5/)
---------------  --------------- ------------------------------- --------------- --------------- -------------------------------
 Period ended     Period ended     Year ended     Period ended    Period ended    Period ended     Year ended     Period ended
August 31, 1999  August 31, 1999 August 31, 1999 August 31, 1998 August 31, 1999 August 31, 1999 August 31, 1999 August 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
  $    12.50       $    12.50        $ 10.64       $    12.50      $    10.13      $    11.19      $    10.40      $    12.50
       (0.03)            0.20           0.53             0.20            0.20            0.04           (0.06)          (0.03)
        2.64             0.00(A)        0.30            (2.06)           0.85           (0.06)           2.49           (2.07)
  ----------       ----------        -------       ----------      ----------      ----------      ----------      ----------
        2.61             0.20           0.83            (1.86)           1.05           (0.02)           2.43           (2.10)
        0.00             0.00          (0.28)            0.00            0.00            0.00            0.00            0.00
        0.00             0.00           0.00             0.00            0.00            0.00            0.00            0.00
  ----------       ----------        -------       ----------      ----------      ----------      ----------      ----------
        0.00             0.00          (0.28)            0.00            0.00            0.00            0.00            0.00
  ----------       ----------        -------       ----------      ----------      ----------      ----------      ----------
        2.61             0.20           0.55            (1.86)           1.05           (0.02)           2.43           (2.10)
  ----------       ----------        -------       ----------      ----------      ----------      ----------      ----------
  $    15.11       $    12.70        $ 11.19       $    10.64      $    11.18      $    11.17      $    12.83      $    10.40
  ==========       ==========        =======       ==========      ==========      ==========      ==========      ==========
       20.88%            1.60%          7.84%          (14.88)%         10.37%          (0.18)%         23.37%         (16.80)%
  $    3,651       $    5,942        $22,355       $    9,122      $      509      $       20      $   16,078      $   11,286
       (0.35)%*          2.56%*         4.86%            4.85%*          3.97%*          4.57%*         (0.52)%         (0.51)%*
        1.40%*           2.00%*         1.40%            1.40%*          1.75%*          2.21%*          1.66%           1.70%*
          58%             128%            67%              52%             67%             67%             42%              9%
       (6.84)%*          0.77%*         4.28%            1.63%*          3.26%*          3.68%*         (0.70)%         (3.13)%*
        7.89%*           3.79%*         1.98%            4.62%*          2.46%*          3.10%*          1.84%           4.32%*
  $    (0.68)      $     0.06        $  0.47       $     0.07      $     0.16      $     0.03          ($0.08)         ($0.15)

                       See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

   FINANCIAL HIGHLIGHTS (continued) . For a Share outstanding throughout the period
--------------------------------------------------------------------------------

                                                         Small Cap Value Fund
                         -------------------------------------------------------------------------------
                               Institutional Class(/5/)          Investor Class(/7/)      C Class(/8/)
                         ------------------------------- ------------------------------- ---------------
                           Year ended     Period ended     Year ended     Period ended    Period ended
                         August 31, 1999 August 31, 1998 August 31, 1999 August 31, 1998 August 31, 1999
--------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period....   $    10.90      $    12.50      $    10.91      $    13.45      $    13.86
Income from Investment
 Operations:
 Net investment income
  (loss) (+)............        (0.01)           0.00(A)        (0.07)           0.00(A)        (0.03)
 Net realized and
  unrealized gain (loss)
  on investments........         2.72           (1.60)           2.74           (2.54)          (0.32)
                           ---------       ---------       ---------       ---------       ---------
 Total income (loss)
  from Investment
  Operations............         2.71           (1.60)           2.67           (2.54)          (0.35)
                           ---------       ---------       ---------       ---------       ---------
Less Distributions:
 Dividends from net
  investment income.....        (0.02)           0.00           (0.01)           0.00            0.00
 Distributions from
  capital gains.........        (0.05)           0.00           (0.05)           0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
 Total distributions....        (0.07)           0.00           (0.06)           0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
Net increase (decrease)
 in net asset value ....         2.64           (1.60)           2.61           (2.54)          (0.35)
                           ---------       ---------       ---------       ---------       ---------
Net Asset Value, end of
 period.................   $    13.54      $    10.90      $    13.52      $    10.91      $    13.51
                           =========       =========       =========       =========       =========
Total Return**..........        24.89%         (12.80)%         24.51%         (18.88)%         (2.53)%
Ratios / Supplemental
 Data:
Net Assets, end of
 period (in 000s).......   $   20,038      $   13,849      $      957      $       31      $      117
Ratios to average net
 assets:
 Net investment income
  (loss) including
  reimbursement.........        (0.11)%          0.15%*         (0.50)%          0.15%*         (0.97)%*
 Operating expenses
  including
  reimbursement.........         1.40%           1.40%*          1.75%           1.40%*          2.31%*
Portfolio turnover
 rate**.................           56%             10%             56%             10%             56%


+The operating expenses may reflect a reduction of the adviser fee, an alloca-
   tion of expenses to the Investment Adviser, or both.
 Had such actions not been taken, the ratios and net investment income (loss)
    per share would have been as follows:
 Net investment income
  (loss)................        (0.85)%         (3.32)%*        (1.43)%         (3.67)%*        (2.19)%*
 Operating Expenses.....         2.14%           4.87%*          2.68%           5.22%*          3.53%*
 Net investment income
  (loss) per share......   $    (0.11)     $    (0.08)     $    (0.19)     $    (0.04)     $    (0.06)

---------------------------------
*  Annualized
** For periods less than one year, percentages are not annualized.
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.
 (A) Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                      See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

                             Hidden Value Fund
------------------------------------------------------------------------------------
     Institutional Class(/1/)                        Investor Class(/7/)
------------------------------------         ---------------------------------------
  Year ended          Period ended             Year ended             Period ended
August 31, 1999      August 31, 1998         August 31, 1999         August 31, 1998
----------------------------------------------------------------------------------------
$      9.76          $     12.50             $      9.76             $     12.09
       0.06                 0.03                    0.03                    0.01
       2.86                (2.77)                   2.87                   (2.34)
-----------          -----------             -----------             -----------
       2.92                (2.74)                   2.90                   (2.33)
-----------          -----------             -----------             -----------
      (0.08)                0.00                   (0.08)                   0.00
      (0.12)                0.00                   (0.12)                   0.00
-----------          -----------             -----------             -----------
      (0.20)                0.00                   (0.20)                   0.00
-----------          -----------             -----------             -----------
       2.72                (2.74)                   2.70                   (2.33)
-----------          -----------             -----------             -----------
$     12.48          $      9.76             $     12.46             $      9.76
===========          ===========             ===========             ===========
      30.11%              (21.92)%                 29.90%                 (19.27)%
$     1,628          $       925             $     1,667             $        40
       0.45%                0.58%*                 0.18%                    0.58%*
       1.30%                1.30%*                 1.63%                    1.30%*
         74%                  74%                    74%                      74%
      (4.18)%             (15.16)%*               (4.45)%                 (15.51)%*
       5.93%               17.04%*                 6.26%                   17.39%*
$     (0.50)         $     (0.77)            $    (0.58)             $     (0.15)

                      See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

               FINANCIAL HIGHLIGHTS (continued) . August 31, 1999
--------------------------------------------------------------------------------


                                                          All Cap Value Fund
                         -------------------------------------------------------------------------------
                               Institutional Class(/1/)          Investor Class(/7/)      C Class(/10/)
                         ------------------------------- ------------------------------- ---------------
                           Year ended     Period ended     Year ended     Period ended    Period ended
                         August 31, 1999 August 31, 1998 August 31, 1999 August 31, 1998 August 31, 1999
--------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period....   $    11.53      $    12.50      $    11.52      $    14.18      $    15.45
Income from Investment
 Operations:
 Net investment income
  (loss) (+)............         0.08            0.06            0.08            0.01            0.00(A)
 Net realized and
  unrealized gain (loss)
  on investments........         3.85           (1.03)           3.86           (2.67)          (0.27)
                           ---------       ---------       ---------       ---------       ---------
 Total income (loss)
  from Investment
  Operations............         3.93           (0.97)           3.94           (2.66)          (0.27)
                           ---------       ---------       ---------       ---------       ---------
Less Distributions:
 Dividends from net
  investment income.....        (0.24)           0.00           (0.24)           0.00            0.00
 Distributions from
  capital gains.........         0.00            0.00            0.00            0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
 Total distributions....        (0.24)           0.00           (0.24)           0.00            0.00
                           ---------       ---------       ---------       ---------       ---------
 Net increase (decrease)
  in net asset value....         3.69           (0.97)           3.70           (2.66)          (0.27)
                           ---------       ---------       ---------       ---------       ---------
Net Asset Value, end of
 period.................   $    15.22      $    11.53      $    15.22      $    11.52      $    15.18
                           =========       =========       =========       =========       =========
Total Return**..........        34.33%          (7.76)%         34.45%         (18.76)%         (1.75)%
Ratios / Supplemental
 Data:
Net Assets, end of
 period (in 000s).......   $      952      $      289      $       55      $       41      $       33
Ratios to average net
 assets:
 Net investment income
  (loss) including
  reimbursement.........         0.51%           0.95%*          0.52%          (0.95)%*         0.03%*
 Operating expenses
  including
  reimbursement.........         0.99%           0.99%*          0.99%           0.99%*          1.88%*
Portfolio turnover
 rate**.................           61%             36%             61%             36%             61%
+The operating expenses may reflect a reduction of the adviser fee, an alloca-
   tion of expenses to the Investment Adviser, or both.
 Had such actions not been taken, the ratios and net investment income (loss)
    per share would have been as follows:
 Net investment income
  (loss)................       (15.02)%        (41.18)%*       (15.00)%        (41.53)%*       (30.36)%*
 Operating Expenses.....        16.52%          43.12%*         16.51%          43.47%*         32.27%*
 Net investment income
  (loss) per share......   $    (2.24)     $    (2.73)     $    (2.19)     $    (0.48)     $    (1.15)

------------------------
*Annualized
**For periods less than one year, percentages are not annualized.
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.
 (A) Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                      See Notes to Financial Statements.

                                             [LOGO OF UNDISCOVERED MANAGERS/TM/]

--------------------------------------------------------------------------------

                                                                                  International
                                                                                    Small Cap     International
                                                                                   Equity Fund     Equity Fund
                               Core Equity Fund                                  --------------- ---------------
--------------------------------------------------------------------------------  Institutional   Institutional
   Institutional Class(/1/)            Investor Class(/7/)        C Class(/11/)    Class(/6/)      Class(/6/)
-------------------------------- ------------------------------- ---------------  -------------   -------------
  Year ended      Period ended     Year ended     Period ended    Period ended    Period ended    Period ended
August 31, 1999  August 31, 1998 August 31, 1999 August 31, 1998 August 31, 1999 August 31, 1999 August 31, 1999
----------------------------------------------------------------------------------------------------------------
$      12.75     $      12.50    $      12.75    $      14.75    $      15.31    $      12.50    $      12.50
        0.14             0.05            0.08            0.01            0.00(A)        (0.02)           0.09
        2.52             0.20            2.56           (2.01)          (0.10)           2.65            1.54
------------     ------------    ------------    ------------    ------------    ------------    ------------
        2.66             0.25            2.64           (2.00)          (0.10)           2.63            1.63
------------     ------------    ------------    ------------    ------------    ------------    ------------
       (0.08)            0.00           (0.08)           0.00            0.00            0.00            0.00
        0.00             0.00            0.00            0.00            0.00            0.00            0.00
------------     ------------    ------------    ------------    ------------    ------------    ------------
       (0.08)            0.00           (0.08)           0.00            0.00            0.00            0.00
------------     ------------    ------------    ------------    ------------    ------------    ------------
        2.58             0.25            2.56           (2.00)          (0.10)           2.63            1.63
------------     ------------    ------------    ------------    ------------    ------------    ------------
$      15.33     $      12.75    $      15.31    $      12.75    $      15.21    $      15.13    $      14.13
============     ============    ============    ============    ============    ============    ============
       20.92%            2.00%          20.76%         (13.56)%         (0.65)%         21.04%          13.04%
$      4,562     $      1,295    $        580    $         43    $          5    $      6,768    $      5,566
        0.90%            1.18%*          0.53%           1.18%*         (0.88)%*        (0.22)%*         1.08%*
        0.99%            0.99%*          1.28%           0.99%*          1.99%*          1.60%*          1.45%*
          15%              46%             15%             46%             15%             52%             10%
       (1.25)%         (16.23)%*        (6.22)%        (16.58)%*        (1.84)%*        (2.35)%*        (1.07)%*
        3.14%           18.40%*          8.03%          18.75%*          2.95%*          3.73%*          3.60%*
$      (0.19)    $      (0.68)   $      (0.98)   $      (0.21)   $       0.00(A) $      (0.24)   $      (0.09)

                      See Notes to Financial Statements.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

NOTES TO FINANCIAL STATEMENTS August 31, 1999

1.Organization
Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of eleven separately managed portfolios advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behav-ioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers Behavioral Long/Short Fund ("Behavioral Long/Short Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), Undiscovered Managers Small Cap Value Fund ("Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund ("Hidden Value Fund"), Undis-covered Managers All Cap Value Fund ("All Cap Value Fund"), Undiscovered Man-agers Core Equity Fund ("Core Equity Fund"), UM International Small Cap Equity Fund ("International Small Cap Equity Fund") and UM International Equity Fund ("International Equity Fund"), each a "Fund", and collectively, the "Funds". Each Fund is a diversified fund except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, REIT Fund, Small Cap Value Fund, All Cap Value Fund and Core Equity Fund are authorized to issue three classes of shares (Institu-tional Class shares, Investor Class shares and Class C shares). Behavioral Value Fund, Behavioral Long/Short Fund, Special Small Cap Fund and Interna-tional Small Cap Equity Fund are authorized to issue only Institutional Class shares. Hidden Value Fund offers only Institutional and Investor Class shares, and International Equity Fund offers only Institutional Class and Class C shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund. Each share of a Fund has one vote, with frac-tional shares voting proportionally. All Trust shares entitled to vote will vote together irrespective of Fund or class when the right of a particular Fund or class would be adversely affected by the vote, in which case a sepa-rate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class and Class C shares bearing a service and distribution fee.

2.Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Portfolio Valuation: Domestic and foreign investments in securities which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price. Short-term obliga-tions that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities, if any) and all other assets are appraised at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Securities Sold Short: The Behavioral Long/Short Fund may enter into short sales. A short sale involves selling a security which the Fund does not own. This requires the borrowing of shares from a broker. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]
closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date.

The Fund is required to establish a margin account with the broker lending the security short. While the short sale is outstanding, the broker retains the proceeds of the short sale. This interest-bearing amount is shown as deposit with the broker for securities sold short in the financial statements. As col-lateral for the securities sold short, the Fund must maintain an account con-sisting of cash and/or securities having a value at least equaling the current market value of such securities sold short.

Foreign Currency Translation: The books and records of each Fund are main-tained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for International Small Cap Equity Fund and In-ternational Equity Fund are translated into U.S. dollars at the exchange rates prevailing at the end of each business day, and purchases and sales of invest-ment securities, income and expenses are translated at the exchange rate pre-vailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation/(depreciation) on investments. Net realized and unrealized for-eign currency gains and losses resulting from changes in exchange rates in-clude foreign currency gains and losses occurring between trade date and set-tlement date on investment securities transactions, foreign currency transac-tions and the difference between the amounts of interest and dividends re-corded on the books of each Fund and the amounts actually received. The por-tion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is in-cluded in realized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts: International Small Cap Equity Fund and International Equity Fund may participate in forward currency ex-change contracts, but such participation will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging in-volves the purchase or sale of foreign currency with respect to specific re-ceivables or payables of a Fund generally arising in connection with the pur-chase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of the default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

Security Transactions and Investment Income: Security transactions are ac-counted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that secu-rity is sold. Interest income is recorded on the accrual basis. Dividend in-come is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income. Accordingly, no provisions for federal income taxes have been made in the accompanying finan-cial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

Expenses: The Trust accounts separately for the assets, liabilities, and oper-ations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are al-located based upon the relative net assets of each Fund.

Cash: The Funds' uninvested cash balances are swept daily into an interest-bearing account at the custodial bank.

Organization Costs: Organization costs are being amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund, Hidden Value Fund, All Cap Value Fund and Core Eq-uity Fund.

Repurchase Agreements: Each Fund may engage in repurchase agreement transac-tions. Under the terms of a typical repurchase agreement, a Fund takes posses-sion of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal to 102%, to the total amount of the repurchase obligations, in-cluding interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. Howev-er, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securi-ties, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The value of the collateral is monitored daily.

3.Investment Advisory, Sub-Advisory, Administration and Other Fees
For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the av-erage daily net assets of each Fund: 0.95% for the Behavioral Growth Fund, 1.05% for the Behavioral Value Fund, 1.55% for the Behavioral Long/Short Fund, 1.05% for the REIT Fund, 0.65% to 1.65% (depending on the investment perfor-mance of the Fund) for the Special Small Cap Fund, 1.05% for the Small Cap Value Fund, 0.95% for the Hidden Value Fund, 0.74% for the All Cap Value Fund, 0.74% for the Core Equity Fund, 1.15% for the International Small Cap Equity Fund and 0.95% for the International Equity Fund; provided however, with re-spect to the Special Small Cap Fund, prior to December 30, 1998, its annual advisory fee rate was 1.15%.

After December 29, 1998, the advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. The applicable fee rate is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%.

The Adviser has voluntarily agreed, for an indefinite period, to reduce its fees and pay the expenses of each Fund's Institutional Class, Investor Class and C Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class, Investor Class and C Class shares, respectively, subject to the obligation of each Fund to repay the Adviser in future years, if any, when the relevant class's deferred fees and expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]
expenses), to exceed the stated percentage rate, and provided that a Fund is not obligated to repay any amounts more than two years after the end of the fiscal year in which the expenses were incurred: 1.30%, 1.65% and 2.30% for the Behavioral Growth Fund's Institutional Class, Investor Class and C Class shares, respectively, 1.40% for the Behavioral Value Fund's Institutional Class, 2.00% for the Behavioral Long/Short Fund's Institututional Class,
1.40%, 1.75% and 2.40% for the REIT Fund's Institutional Class, Investor Class and C Class shares, respectively, the sum of 0.55% plus the advisory fee rate for the Special Small Cap Fund's Institutional Class, 1.40%, 1.75% and 2.40% for the Small Cap Value Fund's Institutional Class, Investor Class and C Class shares, respectively, 1.30% and 1.65% for the Hidden Value Fund's
Institutional Class and Investor Class, respectively, 0.99%, 1.34%, and 1.99% for the All Cap Value Fund's Institutional Class, Investor Class and C Class shares, respectively, 0.99%, 1.34% and 1.99% for the Core Equity Fund's Institutional Class, Investor Class and C Class shares, respectively, 1.60%
for the International Small Cap Equity Fund's Institutional Class and 1.45% for the International Equity Fund's Institutional Class shares. Prior to December 29, 1998, the Special Small Cap Fund's maximum stated percentage rate was 1.70%.

For the period ended August 31, 1999, the Adviser reduced its fees and bore expenses pursuant to this voluntary agreement in the aggregate amounts of $218,521, $63,138, $58,110, $100,455, $28,586, $130,092, $96,729, $102,453,
$104,497, $71,972 and $63,367 for the Behavioral Growth Fund, the Behavioral Value Fund, the Behavioral Long/Short Fund, the REIT Fund, the Special Small Cap Fund, the Small Cap Value Fund, the Hidden Value Fund, the All Cap Value Fund, the Core Equity Fund, the International Small Cap Equity Fund and the International Equity Fund, respectively. All of such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2001.

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub-adviser an annual fee at the following rates:

                                                      Fee Rate as % of Fund's
 Fund                       Sub-Adviser               Average Daily Net Assets
 ----                       -----------               ------------------------
 Behavioral Growth Fund     Fuller & Thaler Asset     0.60% of the first $200 million
                            Management, Inc.          0.55% of the next $100 million
                                                      0.50% in excess of $300 million
 Behavioral Value Fund      Fuller & Thaler Asset     0.70% of the first $200 million
                            Management, Inc.          0.65% of the next $100 million
                                                      0.60% in excess of $300 million
 Behavioral Long/Short Fund Fuller & Thaler Asset     1.20% of the first $200 million
                            Management, Inc.          1.15% of the next $100 million
                                                      1.10% in excess of $300 million
 REIT Fund                  Bay Isle Financial        0.70% of the first $200 million
                            Corporation
                                                      0.65% of the next $100 million
                                                      0.60% in excess of $300 million
 Special Small Cap Fund     Kestrel Investment        0.30% - 1.30%*
                            Management Corporation
 Small Cap Value Fund       J.L. Kaplan Associates,   0.70% of the first $200 million
                            LLC
                                                      0.65% of the next $100 million
                                                      0.60% in excess of $300 million
 Hidden Value Fund          J.L. Kaplan Associates,   0.60% of the first $200 million
                            LLC
                                                      0.55% of the next $100 million
                                                      0.50% in excess of $300 million

* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund. Prior to December 30, 1998, however, the annual fee rate was 0.80%.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

                                                       Fee Rate as % of Fund's
 Fund                       Sub-Adviser                Average Daily Net Assets
 ----                       -----------                ------------------------
 All Cap Value Fund         E.R. Taylor Investments,   0.40% of the first $200 million
                            Inc.
                                                       0.35% of the next $100 million
                                                       0.30% in excess of $300 million
 Core Equity Fund           Waite & Associates,        0.40% of the first $200 million
                            L.L.C.
                                                       0.35% of the next $100 million
                                                       0.30% in excess of $300 million
 International Small Cap    Unibank Securities, Inc.   0.80% of the first $200 million
 Equity Fund                                           0.75% of the next $100 million
                                                       0.70% in excess of $300 million
 International Equity Fund  Unibank Securities, Inc.   0.60% of the first $200 million
                                                       0.55% of the next $100 million
                                                       0.50% in excess of $300 million

The Trust and the Adviser have entered into an Administrative Services Agree-ment, pursuant to which the Adviser has agreed to provide each Fund all admin-istrative services. Under the Administrative Services Agreement, each Fund pays the Adviser at the annual rate of 0.25% of the Fund's average net asset value.

The Trust has adopted a Service and Distribution Plan with respect to its In-vestor Class shares pursuant to Rule 12b-1 (the "Investor Class 12b-1 Plan") under the Investment Company Act of 1940. Under the Investor Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. The Investor Class 12b-1 Plan replaced the Shareholder Servicing Plan relating to such shares previously adopted by the Trust.

The Trust has also adopted a Service and Distribution Plan with respect to its C Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "C Class 12b-1 Plan"). Under the C Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activi-ties or bearing expenses primarily intended to result in the sale of C Class shares of the Trust and (ii) providing additional personal services to the Trust's C Class shareholders and/or for the maintenance of C Class shareholder accounts. On an annual basis, the aggregate amount of fees under the C Class 12b-1 Plan with respect to each Fund authorized to issue C Class shares will not exceed 1.00% of the Fund's average daily net assets attributable to its C Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, each Fund autho-rized to issue Investor Class shares, except the REIT Fund, had a Shareholder Servicing Plan relating to such shares. Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as from time to time act as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee (the "Shareholder Servicing Fee") for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services pro-vided to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to such

                                            [LOGO OF UNDISCOVERED MANAGERS/TM/]

Fund's Investor Class shares. For the period ended August 31, 1999, the Ad-viser voluntarily agreed to waive fees payable under the Shareholder Servicing Plan of $45, $17, $102, $181 and $108 for the Behavioral Growth Fund, the Small Cap Value Fund, the Hidden Value Fund, the All Cap Value Fund and the Core Equity Fund, respectively, which constitutes all the Shareholder Servic-ing Fees due to any Shareholder Servicing Agent during such period.

The Bank of New York is the custodian for all the Funds except for Behavioral Long/Short Fund. The Behavioral Long/Short Fund's custodian is Custodial Trust Company. First Data Distributors, Inc., a wholly-owned subsidiary of Investors Services Group and an indirect wholly-owned subsidiary of First Data Corpora-tion, acts as the distributor for the Funds.

For the year ended August 31, 1999, International Small Cap Equity Fund and International Equity Fund executed portfolio transactions through an affiliate of the Sub-Adviser to the Funds, however, no commissions were paid.

4.Dividends from Net Investment Income and Distributions of Capital Gains
With respect to all Funds, dividends from net investment income are distrib-uted annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with income tax requirements which may differ from generally ac-cepted accounting principles. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values.

For the period ended August 31, 1999, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated re-alized gain (loss) and paid-in capital as follows:

                            Increase/    Increase/(Decrease) Increase/(Decrease)
                           (Decrease)     Undistributed Net      Accumulated
Fund                     Paid-In-Capital  Investment Income  Realized Gain (Loss)
----                     --------------- ------------------- --------------------
Behavioral Growth Fund      $(291,498)        $291,498             $     --
Behavioral Value Fund         (20,461)          20,461                   --
Behavioral Long/Short
 Fund                         (20,461)          20,461                   --
REIT Fund                     (35,051)         (62,303)              97,354
Special Small Cap Fund        (82,457)          82,457                   --
Small Cap Value Fund           (4,618)          37,003              (32,385)
Hidden Value Fund              (4,616)           4,616                   --
All Cap Value Fund             (4,616)           4,616                   --
Core Equity Fund               (4,616)           4,616                   --
International Small Cap
Equity Fund                   (23,367)          (3,189)              26,556
International Equity
 Fund                         (23,367)          11,575               11,792

5.Trustees' Compensation
Certain officers of the Trust are also officers and directors of the Adviser. The Trust does not compensate its officers or its trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal

[LOGO OF UNDISCOVERED MANAGERS/TM/]
payment date for such fees. The Trust did not compensate any officer of the Trust during the Trust's fiscal year ended August 31, 1999.

6.Investment Transactions
Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government Obligations and short-term investments) for the period ended August 31, 1999 were:

                                          Aggregate  Proceeds from
Fund                                      Purchases      Sales
----                                     ----------- -------------
Behavioral Growth Fund                   $93,148,405  $27,527,664
Behavioral Value Fund                      4,139,163      685,964
Behavioral Long/Short Fund                 7,677,742    2,790,344
Behavioral Long/Short Fund--Short Sales    3,042,726    8,066,794
REIT Fund                                 25,217,723   11,342,503
Special Small Cap Fund                     7,691,300    6,562,338
Small Cap Value Fund                      12,295,172    9,222,154
Hidden Value Fund                          3,105,228    1,413,277
All Cap Value Fund                           827,546      368,774
Core Equity Fund                           3,963,775      602,928
International Small Cap Equity Fund        8,257,393    2,354,561
International Equity Fund                  5,462,760      403,848

The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities, net of securities sold short, as computed on a federal income tax basis, at August 31, 1999, for each Fund were as follows:

Fund                      Tax Cost        Appreciation (Depreciation) Net App. (Dep.)
----                     -----------      ------------ -------------- ---------------
Behavioral Growth Fund   $68,362,796      $25,951,322   $ (2,406,717)   $23,544,605
Behavioral Value Fund      3,532,452          272,472       (320,789)       (48,317)
Behavioral Long/Short
 Fund                     10,731,219(/1/)   1,709,452     (1,039,125)       670,327
REIT Fund                 22,419,225          867,786       (618,261)       249,525
Special Small Cap Fund    14,847,501        1,745,411     (1,352,641)       392,770
Small Cap Value Fund      19,469,299        1,131,674     (2,170,242)    (1,038,568)
Hidden Value Fund          3,141,744          177,115       (265,765)       (88,650)
All Cap Value Fund           823,536          102,342        (44,013)        58,329
Core Equity Fund           4,631,090          580,468       (259,656)       320,812
International Small Cap
 Equity Fund               5,903,087        1,330,617       (465,625)       864,992
International Equity
 Fund                      5,090,027          788,989       (338,689)       450,300

------------------------
(1) Includes securities cost basis of $5,200,867 and securities sold short cost basis of $5,530,352.

[LOGO OF UNDISCOVERED MANAGERS/TM/]

7.Concentration of Risk
Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capital-izations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of compa-nies with larger capitalizations.

Real Estate Investment Trusts: REIT Fund invests primarily in shares of compa-nies in the real estate sector. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and lo-cal economic conditions, and heavy cash flow dependency, in addition to secu-rities market risks.

Foreign Securities: International Equity and International Small Cap Equity Funds invest primarily in foreign securities. Investments in foreign securi-ties present risks not typically associated with investments in comparable se-curities of U.S. issuers. These risks include re-valuation of currencies, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Additionally, there may be less available information about a foreign corporate or government issuer, securi-ties of many foreign companies, governments and their markets may be less liq-uid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.Capital Loss Carryforwards
For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of August 31, 1999, which are available to offset future cap-ital gains, if any:

Fund                    Losses Deferred Year of Expiration
----                    --------------- ------------------
Behavioral Growth Fund     $531,305            2007
REIT Fund                   343,192            2007
Special Small Cap Fund      394,474            2007
All Cap Value Fund           11,129            2007
Core Equity Fund              7,491            2007

9.Special Meeting of Shareholders (Unaudited)
A special meeting of Investor Class Shareholders of the following Funds was held on January 29, 1999, to vote on the adoption of a 12b-1 Service and Dis-tribution Plan, which replaced the existing Shareholder Servicing Plan relat-ing to such shares. The results were as follows:

Fund                    Votes For Votes Against
----                    --------- -------------
Behavioral Growth Fund   51,603          0
Small Cap Value Fund      2,868          0
Hidden Value Fund         4,208          0
All Cap Value Fund        3,588          0
Core Equity Fund          3,409          0

                         INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
Undiscovered Managers Funds:

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Be-havioral Long/Short Fund, Undiscovered Managers REIT Fund, Undiscovered Manag-ers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undis-covered Managers Hidden Value Fund, Undiscovered Managers All Cap Value Fund, Undiscovered Managers Core Equity Fund, UM International Small Cap Equity Fund, and UM International Equity Fund (the "Funds") of Undiscovered Managers Funds (the "Trust"), as of August 31, 1999, and the related statements of op-erations for the periods then ended, the statements of changes in net assets and financial highlights for the periods ended August 31, 1999 and August 31, 1998, and the statement of cash flows for Undiscovered Managers Behavioral Long/Short Fund for the period ended August 31, 1999. These financial state-ments and financial highlights are the responsibility of the Trust's manage-ment. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1999, by correspondence with the custodians and brokers; where re-plies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 1999, the results of their operations, the changes in their net as-sets, and their financial highlights for the respective stated periods, and the cash flows of Undiscovered Managers Behavioral Long/Short Fund for the stated period, in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
October 19, 1999

                                  How to reach

[Logo of Undiscovered Managers/TM/]


                    By Phone

               Client Services,
               General Information or
                to obtain a Prospectus..  (888) 242-3514 (toll-free)


 A Registered Representative of Undiscovered Managers can be reached from 7:30 am - 7:00 pm CT

                    By fax...................(214) 999-7201

                    By mail.....700 North Pearl, Suite 1700
                                                Dallas, TX 75201


                                     By e-
                    mail....invest@undiscoveredmanagers.com

                          www.undiscoveredmanagers.com

                          Undiscovered Managers Funds
                             700 North Pearl Street
                                   Suite 1700
                              Dallas, Texas 75201
                                 (888) 242-3514
                          www.undiscoveredmanagers.com